                                                                   Exhibit 10.16
                                                                   -------------



                        ______________________________


                          UNITED NATURAL FOODS, INC.
                   MOUNTAIN PEOPLE'S WAREHOUSE INCORPORATED
                          NATURAL RETAIL GROUP, INC.
                          RAINBOW NATURAL FOODS, INC.
                               NUTRASOURCE, INC.

                        ______________________________




                        ______________________________
                        ______________________________

                             AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT

                           Dated:  February 20, 1996

                                $50,000,000.00


                        ______________________________
                        ______________________________
                        ______________________________

                           FLEET CAPITAL CORPORATION

                        ______________________________

                               TABLE OF CONTENTS

                                                                                                 Page
                                                                                                 ----
SECTION 1.     CREDIT FACILITY....................................................................  2

     1.1.      Revolving Credit Loans.............................................................  2
               ----------------------
               1.1.1.   Loans and Reserves........................................................  2
                        ------------------
               1.1.2.   Use of Proceeds...........................................................  2
                        ---------------

     1.2.      Term Loans.........................................................................  2
               ----------
               1.2.1.   Consolidated Term Loan....................................................  2
                        ----------------------
               1.2.2.   Real Estate Term Loan.....................................................  3
                        ---------------------

     1.3.      Letters of Credit; LC Guaranties...................................................  3
               --------------------------------

SECTION 2.     INTEREST, FEES AND CHARGES.........................................................  3

     2.1.      Interest...........................................................................  3
               --------
               2.1.1.   Rates of Interest.........................................................  3
                        -----------------
               2.1.2.   Default Rate of Interest..................................................  4
                        ------------------------
               2.1.3.   Maximum Interest..........................................................  4
                        ----------------

     2.2.      Computation of Interest and Fees...................................................  4
               --------------------------------

     2.3.      Amendment Fee......................................................................  4
               -------------

     2.4.      Letter of Credit and LC Guaranty Fees..............................................  4
               -------------------------------------

     2.6.      Collection Charges.................................................................  5
               ------------------

     2.7.      Annual Facility Fee................................................................  5
               -------------------

     2.8.      Reimbursement of Expenses..........................................................  5
               -------------------------

     2.9.      Bank Charges.......................................................................  6
               ------------

SECTION 3.     LOAN ADMINISTRATION................................................................  6

     3.1.      Manner of Borrowing Revolving Credit Loans.........................................  6
               ------------------------------------------
               3.1.1.   Loan Requests.............................................................  6
                        -------------
               3.1.2.   Disbursement..............................................................  7
                        ------------
               3.1.3.   Authorization.............................................................  7
                        -------------

      3.2.     Payments...........................................................................  7
               --------
               3.2.1.   Principal.................................................................  7
                        ---------
               3.2.2.   Interest..................................................................  8
                        --------
               3.2.3.   Costs, Fees and Charges...................................................  8
                        -----------------------
               3.2.4.   Other Obligations.........................................................  8
                        -----------------
               3.2.5.   Mandatory Prepayments.....................................................  8
                        ---------------------

     3.3.      Designation of Agent by Borrowers..................................................  8
               ---------------------------------

     3.4.      Application of Payments and Collections............................................  8
               ---------------------------------------

     3.5.      All Loans to Constitute One Obligation.............................................  9
               --------------------------------------

     3.6.      Loan Account.......................................................................  9
               ------------

     3.7.      Statements of Account..............................................................  9
               ---------------------

     3.8.      Funding Losses on Euro-Dollar Loans................................................  9
               -----------------------------------

     3.9.      Changes in Law and Euro-Dollar Loans............................................... 10
               ------------------------------------

SECTION 4.     TERM AND TERMINATION............................................................... 10

     4.1.      Term of Agreement.................................................................. 10
               -----------------

     4.2.      Termination........................................................................ 11
               -----------
               4.2.1.   Termination by Lender..................................................... 11
                        ---------------------
               4.2.2.   Termination by Borrower................................................... 11
                        -----------------------
               4.2.3.   Termination Charges....................................................... 11
                        -------------------
               4.2.4.   Effect of Termination..................................................... 11
                        ---------------------

SECTION 5.     SECURITY INTERESTS................................................................. 11

     5.1.      Security Interest in Collateral.................................................... 12
               -------------------------------

     5.2.      Lien Perfection; Further Assurances................................................ 12
               -----------------------------------

SECTION 6.     COLLATERAL ADMINISTRATION.......................................................... 12

     6.1.      General............................................................................ 12
               -------
               6.1.1.   Location of Collateral.................................................... 12
                        ----------------------
               6.1.2.   Insurance of Collateral................................................... 12
                        -----------------------
               6.1.3.   Protection of Collateral.................................................. 13
                        ------------------------

     6.2.      Administration of Accounts......................................................... 13
               --------------------------
               6.2.1.   Records, Schedules and Assignments of Accounts............................ 13
                        ----------------------------------------------
               6.2.2.   Discounts, Allowances, Disputes........................................... 14
                        -------------------------------
               6.2.3.   Taxes..................................................................... 14
                        -----
               6.2.4.   Account Verification...................................................... 14
                        --------------------
               6.2.5.   Maintenance of Cash Management System..................................... 14
                        -------------------------------------
               6.2.6.   Collection of Accounts, Proceeds of Collateral............................ 14
                        ----------------------------------------------

     6.3.      Administration of Inventory........................................................ 15
               ---------------------------
               6.3.1.   Records and Reports of Inventory.......................................... 15
                        --------------------------------
               6.3.2.   Returns of Inventory...................................................... 15
                        --------------------

     6.4.      Administration of Equipment........................................................ 15
               ---------------------------
               6.4.1.   Records and Schedules of Equipment........................................ 15
                        ----------------------------------
               6.4.2.   Dispositions of Equipment................................................. 15
                        -------------------------

     6.5.      Payment of Charges................................................................. 16
               ------------------

SECTION 7.     REPRESENTATIONS AND WARRANTIES..................................................... 16

     7.1.      General Representations and Warranties............................................. 16
               --------------------------------------
               7.1.1.   Organization and Qualification............................................ 16
                        ------------------------------
               7.1.2.   Corporate Power and Authority............................................. 16
                        -----------------------------
               7.1.3.   Legally Enforceable Agreement............................................. 16
                        -----------------------------
               7.1.4.   Capital Structure......................................................... 17
                        -----------------
               7.1.5.   Corporate Names........................................................... 17
                        ---------------
               7.1.6.   Business Locations; Agent for Process..................................... 17
                        -------------------------------------
               7.1.7.   Title to Properties; Priority of Liens.................................... 17
                        --------------------------------------
               7.1.8.   Accounts.................................................................. 17
                        --------
               7.1.9.   Equipment................................................................. 18
                        ---------
               7.1.10.  Financial Statements; Fiscal Year......................................... 19
                        ---------------------------------
               7.1.11.  Full Disclosure........................................................... 19
                        ---------------
               7.1.12.  Solvent Financial Condition............................................... 19
                        ---------------------------
               7.1.13.  Surety Obligations........................................................ 19
                        ------------------
               7.1.14.  Taxes..................................................................... 20
                        -----
               7.1.15.  Brokers................................................................... 20
                        -------
               7.1.16.  Patents, Trademarks, Copyrights and Licenses.............................. 20
                        --------------------------------------------
               7.1.17.  Governmental Consents..................................................... 20
                        ---------------------
               7.1.18.  Compliance with Laws...................................................... 20
                        --------------------
               7.1.19.  Restrictions.............................................................. 20
                        ------------
               7.1.20.  Litigation................................................................ 21
                        ----------
               7.1.21.  No Defaults............................................................... 21
                        -----------
               7.1.22.  Leases.................................................................... 21
                        ------
               7.1.23.  Pension Plans............................................................. 21
                        -------------

               7.1.24.  Trade Relations........................................................... 21
                        ---------------
               7.1.25.  Labor Relations........................................................... 22
                        ---------------
               7.1.26.  Merger.................................................................... 22
                        ------

     7.2.      Continuous Nature of Representations and Warranties................................ 22
               ---------------------------------------------------

     7.3       Survival of Representations and Warranties......................................... 22
               ------------------------------------------

SECTION 8.     COVENANTS AND CONTINUING AGREEMENTS................................................ 22

     8.1.      Affirmative Covenants.............................................................. 22
               ---------------------
               8.1.1.   Visits and Inspections.................................................... 22
                        ----------------------
               8.1.2.   Notices................................................................... 23
                        -------
               8.1.3.   Financial Statements...................................................... 23
                        --------------------
               8.1.4.   Landlord and Storage Agreements........................................... 24
                        -------------------------------
               8.1.5.   Guarantor Financial Statements............................................ 24
                        ------------------------------
               8.1.6.   Projections............................................................... 24
                        -----------
               8.1.7.   Taxes and Liens........................................................... 24
                        ---------------
               8.1.8.   Tax Returns............................................................... 24
                        -----------
               8.1.9.   Business and Existence.................................................... 25
                        ----------------------
               8.1.10.  Maintain Properties....................................................... 25
                        -------------------
               8.1.11.  Compliance with Laws...................................................... 25
                        --------------------
               8.1.12.  ERISA Compliance.......................................................... 25
                        ----------------
               8.1.13.  Subordinations............................................................ 25
                        --------------
               8.1.14.  Further Assurances........................................................ 25
                        ------------------

     8.2.      Negative Covenants................................................................. 26
               ------------------
               8.2.1.   Mergers; Consolidations; Acquisitions..................................... 26
                        -------------------------------------
               8.2.2.   Loans..................................................................... 26
                        -----
               8.2.3.   Total Indebtedness........................................................ 26
                        ------------------
               8.2.4.   Affiliate Transactions.................................................... 27
                        ----------------------
               8.2.5.   Limitation on Liens....................................................... 27
                        -------------------
               8.2.6.   Subordinated Debt......................................................... 28
                        -----------------
               8.2.7.   Distributions............................................................. 29
                        -------------
               8.2.8.   Capital Expenditures...................................................... 29
                        --------------------
               8.2.9.   Disposition of Assets..................................................... 29
                        ---------------------
               8.2.10.  Stock of Subsidiaries..................................................... 29
                        ---------------------
               8.2.11.  Bill-and-Hold Sales, Etc.................................................. 29
                        -------------------------
               8.2.12.  Restricted Investment..................................................... 29
                        ---------------------
               8.2.13.  Leases.................................................................... 29
                        ------
               8.2.14.  Tax Consolidation......................................................... 29
                        -----------------
               8.2.15.  Business Locations........................................................ 30
                        ------------------
               8.2.16.  Guaranties................................................................ 30
                        ----------
               8.2.17.  Adverse Transactions...................................................... 30
                        --------------------

               8.2.18.  Subsidiaries.............................................................. 30
                        ------------
               8.2.19.  Change of Business........................................................ 30
                        ------------------
               8.2.20.  Name of Borrowers......................................................... 30
                        -----------------
               8.2.21.  Executive Compensation.................................................... 30
                        ----------------------
               8.2.22.  Use of Lender's Name...................................................... 31
                        --------------------
               8.2.23.  Margin Securities......................................................... 31
                        -----------------

     8.3.      Specific Financial Covenants....................................................... 31
               ----------------------------
               8.3.1.   Minimum Working Capital................................................... 31
                        -----------------------
               8.3.2.   Minimum Adjusted Tangible Net Worth....................................... 31
                        -----------------------------------
               8.3.2.   Current Ratio............................................................. 31
                        -------------
               8.3.4.   Cash Flow................................................................. 31
                        ---------

SECTION 9.     CONDITIONS PRECEDENT............................................................... 32

     9.1.      Conditions to Closing.............................................................. 32
               ---------------------
               9.1.1.   Documentation............................................................. 32
                        -------------
               9.1.2.   No Default................................................................ 32
                        ----------
               9.1.3.   Other Loan Documents...................................................... 32
                        --------------------
               9.1.4.   Landlord Waivers.......................................................... 32
                        ----------------
               9.1.5.   Consummation of Merger.................................................... 32
                        ----------------------
               9.1.6.   Legal Opinions............................................................ 32
                        --------------
               9.1.7.   No Litigation............................................................. 32
                        -------------
               9.1.8.   Lien Filings.............................................................. 33
                        ------------
               9.1.9.   No Material Adverse Change................................................ 33
                        --------------------------
               9.1.10.  Insurance................................................................. 33
                        ---------

     9.2.      Conditions to All Loans............................................................ 33
               -----------------------

SECTION 10.    EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT.................................. 34

     10.1.     Events of Default.................................................................. 34
               -----------------
               10.1.1.  Payment of Notes.......................................................... 34
                        ----------------
               10.1.2.  Payment of Other Obligations.............................................. 34
                        ----------------------------
               10.1.3.  Misrepresentations........................................................ 34
                        ------------------
               10.1.4.  Breach of Specific Covenants.............................................. 34
                        ----------------------------
               10.1.5.  Breach of Other Covenants................................................. 34
                        -------------------------
               10.1.6.  Default Under Security Documents/Other Agreements......................... 34
                        -------------------------------------------------
               10.1.7.  Other Defaults............................................................ 34
                        --------------
               10.1.8.  Uninsured Losses.......................................................... 35
                        ----------------
               10.1.9.  Adverse Changes........................................................... 35
                        ---------------
               10.1.10. Insolvency and Related Proceedings........................................ 35
                        ----------------------------------
               10.1.11. Business Disruption; Condemnation......................................... 35
                        ---------------------------------

               10.1.12. Change of Ownership....................................................... 35
                        -------------------
               10.1.13. ERISA..................................................................... 36
                        -----
               10.1.14. Challenge to Agreement.................................................... 36
                        ----------------------
               10.1.15. Repudiation of or Default Under Guaranty Agreement........................ 36
                        --------------------------------------------------
               10.1.16. Criminal Forfeiture....................................................... 36
                        -------------------
               10.1.17. Judgments................................................................. 36
                        ---------

     10.2.     Acceleration of the Obligations.................................................... 36
               -------------------------------

     10.3.     Other Remedies..................................................................... 37
               --------------
               10.3.1.  Rights as a Secured Party................................................. 37
                        -------------------------
               10.3.2.  Right to Possession....................................................... 37
                        -------------------
               10.3.3.  Right of Disposition...................................................... 37
                        --------------------
               10.3.4.  License Granted........................................................... 37
                        ---------------
               10.3.5.  Deposit Option............................................................ 38
                        --------------

     10.4.     Remedies Cumulative; No Waiver..................................................... 38
               ------------------------------

SECTION 11.    MISCELLANEOUS...................................................................... 38

     11.1.     Power of Attorney.................................................................. 38
               -----------------
               11.1.1   Endorsement............................................................... 38
                        -----------
               11.1.2.  Other Rights of Lender.................................................... 39
                        ----------------------

     11.2.     Indemnity.......................................................................... 39
               ---------

     11.3.     Modification of Agreement; Sale of Interest........................................ 39
               -------------------------------------------

     11.4.     Severability....................................................................... 40
               ------------

     11.5.     Successors and Assigns............................................................. 40
               ----------------------

     11.6.     Cumulative Effect; Conflict of Terms............................................... 40
               ------------------------------------

     11.7.     Execution in Counterparts.......................................................... 40
               -------------------------

     11.8.     Notice............................................................................. 40
               ------

     11.9.     Lender's Consent................................................................... 42
               ----------------

     11.10.    Credit Inquiries................................................................... 42
               ----------------

     11.11.    Time of Essence.................................................................... 42
               ---------------

     11.12.    Entire Agreement................................................................... 42
               ----------------

     11.13.    Interpretation..................................................................... 42
               --------------

     11.14.    Joint and Several Liability........................................................ 42
               ---------------------------

     11.15.    Suretyship Waivers and Consents.................................................... 43
               -------------------------------

     11.16.    Contribution Agreement............................................................. 45
               ----------------------

     11.17.    Transitional Arrangements.......................................................... 45
               -------------------------
               11.17.1. Original Credit Agreement................................................. 45
                        -------------------------
               11.17.2. Return and Cancellation of Notes.......................................... 46
                        --------------------------------
               11.17.3. Real Estate Term Loan and Note............................................ 46
                        ------------------------------
               11.17.4. Fees Under Superseded Agreement........................................... 46
                        -------------------------------

     11.18.    GOVERNING LAW; CONSENT TO FORUM.................................................... 46
               -------------------------------

     11.19.    WAIVERS BY BORROWERS............................................................... 47
               --------------------

     11.20.    PREJUDGMENT REMEDIES............................................................... 48
               --------------------

                             AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT


       THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is made this 20th day of February, 1996, by and between FLEET CAPITAL CORPORATION ("Lender"), a Connecticut corporation with an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033 and United Natural Foods, Inc. (f/k/a Cornucopia Natural Foods, Inc.), a Delaware corporation ("UNF") with its chief executive office and principal place of business at 260 Lake Road, Dayville, Connecticut 06241, Mountain People's Warehouse Incorporated, a California corporation ("MPW") with its chief executive office and principal place of business at 12745 Earhart Avenue, Auburn, California 95602, Natural Retail Group, Inc., a Delaware corporation ("NRG") with its chief executive office and principal place of business at 260 Lake Road, Dayville, Connecticut 06241, Rainbow Natural Foods, Inc., a Colorado corporation ("Rainbow") with its chief executive office and principal place of business at 4805 Moline Street, Denver, Colorado 80239, and NutraSource, Inc., a Washington corporation ("NutraSource") with its chief executive office and principal place of business at 4005 Sixth Avenue, Seattle, Washington 98108 (UNF, MPW, NRG, Rainbow and NutraSource are individually referred to as a Borrower and collectively referred to as "Borrowers"). Capitalized terms used herein which are not otherwise defined in the text hereof, shall have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied.

BACKGROUND:
- ----------

       The predecessor to the Lender, Barclays Business Credit, Inc., a Connecticut corporation, and UNF entered into a Loan and Security Agreement, dated January 21, 1993, which Loan and Security Agreement was amended on November 3, 1993, April 5, 1995 and August 9, 1995 (the "Original Agreement").

       UNF has entered into a Stock Acquisition Agreement and Plan of Merger dated December 8, 1995 with MPW Acquisition Corporation, a Delaware corporation ("MPW Acquisition"), Michael S. Funk and Judith A. Funk, individually and as trustees of the Funk Family 1992 Revocable Living Trust and MPW pursuant to which MPW Acquisition is to be merged with and into MPW and following which MPW will become a wholly owned subsidiary of UNF. In connection with this transaction, UNF has requested that the Lender agree to (a) accept UNF, MPW, NRG, Rainbow and NutraSource as joint and several co-borrowers; (b) increase the maximum amount of Revolving Credit Loans available to be borrowed by $21,000,000.00; (c) increase the cap on inventory-based borrowings by $13,000,000.00; (d) consolidate the two existing term loans and increase the amount of the term loan by $3,300,000.00; (e) increase the percentage of Eligible Accounts available for accounts receivable based borrowings by five percent (5%); and (f) permit the Borrowers to use the proceeds of the loans to repay indebtedness of MPW and NutraSource. Lender has agreed to the foregoing, subject to the terms and conditions of this Amended and Restated Loan and Security Agreement (the "Agreement"), which amends and restates the Original Agreement in its entirety.

SECTION 1.     CREDIT FACILITY

       Subject to the terms and conditions of, and in reliance upon the representations and warranties made in this Agreement and the other Loan Documents, Lender agrees to make a Total Credit Facility of up to $50,000,000.00 available upon Borrowers' request therefor, as follows:

1.1.   Revolving Credit Loans.
       ----------------------

       1.1.1.  Loans and Reserves.  Lender agrees, for so long as no Default
               ------------------
or Event of Default exists, to make Revolving Credit Loans to Borrowers from time to time, as requested by Borrowers in the manner set forth in subsection
3.1.1 hereof, up to a maximum principal amount at any time outstanding equal to the Borrowing Base at such time minus the amount of reserves, if any. Lender
                                -----
shall have the right to establish reserves in such amounts, and with respect to such matters, as Lender shall reasonably deem necessary or appropriate, against the amount of Revolving Credit Loans which Borrowers may otherwise request under this subsection 1.1.1, including, without limitation, with respect to (i) price adjustments, damages, unearned discounts, returned products or other matters for which credit memoranda are issued in the ordinary course of Borrowers' business;
(ii) shrinkage, spoilage and obsolescence of Inventory; (iii) slow moving Inventory; (iv) other sums chargeable against Borrowers' Loan Account as Revolving Credit Loans under any section of this Agreement; (v) amounts owing by Borrowers to any Person to the extent secured by a Lien on, or trust over, any Property of Borrowers; and (vi) such other matters, events, conditions or contingencies as to which Lender, in its reasonable credit judgment, determines reserves should be established from time to time hereunder.

       1.1.2.  Use of Proceeds.  The Revolving Credit Loans shall be used
               ---------------
solely for the satisfaction of existing Indebtedness of MPW and NutraSource owing to Union Bank and for Borrowers' general operating capital needs in a manner consistent with the provisions of this Agreement and all applicable laws.

1.2.   Term Loans.
       ----------

       1.2.1.  Consolidated Term Loan.  Lender agrees to make a term loan to
               ----------------------
Borrowers on the Closing Date in the principal amount of $5,000,000.00, which shall be repayable in accordance with the terms of the Term Note and shall be secured by all of the Collateral. The Term Loan shall be a consolidation of the Amended and

Restated Secured Promissory Note dated April 5, 1995 in the original principal amount of $700,000 (the "Amended Term Note") and a certain Promissory Note dated August 9, 1995 in the original principal amount of $1,000,000 (the "Second Term Note") executed in connection with the Original Agreement and the additional proceeds thereof shall be used for purposes for which the proceeds of the Revolving Credit Loans are authorized to be used.

       1.2.2.  Real Estate Term Loan.  The Real Estate Term Loan made pursuant
               ---------------------
to the Real Estate Term Note dated as of August 9, 1995 in the original principal amount of $6,000,000 shall continue in effect subject to the terms of this Agreement.

1.3.   Letters of Credit; LC Guaranties.  Lender agrees, for so long as no
       --------------------------------
Default or Event of Default exists and if requested by Borrowers, to (i) issue its, or cause to be issued its Affiliate's, Letters of Credit for the account of Borrowers or (ii) execute LC Guaranties by which Lender or its Affiliate shall guaranty the payment or performance by Borrowers of their reimbursement obligations with respect to Letters of Credit and letters of credit issued for Borrowers' account by other Persons in support of Borrowers' obligations (other than obligations for the repayment of Money Borrowed), provided that the LC
                                                       --------
Amount at any time shall not exceed $ 1,500,000.00. No Letter of Credit or LC Guaranty may have an expiration date that is after the last day of the Original Term or the then applicable Renewal Term. Any amounts paid by Lender under any LC Guaranty or in connection with any Letter of Credit shall be treated as Revolving Credit Loans, shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Revolving Credit Loans.

SECTION 2.     INTEREST, FEES AND CHARGES

2.1.   Interest.
       --------

       2.1.1.  Rates of Interest.  Interest shall accrue on the Term Loan in
               -----------------
accordance with the terms of the Term Note and on the Real Estate Term Loan in accordance with the terms of the Real Estate Term Note. Interest shall accrue on the principal amount of the Revolving Credit Loans outstanding from the respective dates that such principal amounts are advanced until paid (whether at stated maturity, on acceleration, or otherwise) at a rate per annum equal to the applicable rate indicated below as selected by Borrowers from time to time pursuant to Section 3.1.1:

               (i) For each Revolving Credit Loan bearing interest based upon the Base Rate, at a fluctuating rate per annum equal to one quarter of one percent (.25%) plus the Base Rate; and

               (ii) For each Euro-Dollar Loan, at a rate per annum equal to two and one quarter percent (2.25%) plus the Euro-Dollar Rate for the applicable

       Euro-Dollar Interest Period selected by Borrowers in conformity with this Agreement.

The rate of interest determined by referring to the Base Rate shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the day that any such change in the Base Rate occurs.

       2.1.2.    Default Rate of Interest.  Upon and after the occurrence of an
                 ------------------------
Event of Default, and during the continuation thereof, the principal amount of all Loans (except for Euro-Dollar Loans) shall bear interest at a rate per annum equal to two percent (2.00%) above the interest rate otherwise applicable thereto and for Euro-Dollar Loans at four and one quarter percent (4.25%) above the Euro-Dollar Rate otherwise applicable thereto (collectively, the "Default Rate").

       2.1.3.    Maximum Interest.  In no event whatsoever shall the aggregate
                 ----------------
of all amounts deemed interest hereunder or under the Term Note and charged or collected pursuant to the terms of this Agreement or pursuant to the Term Note or Real Estate Term Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement, the Term Note or Real Estate Term Note are in contravention of any such law, such provisions shall be deemed amended to conform thereto.

2.2.   Computation of Interest and Fees.  Interest, Letter of Credit and LC
       --------------------------------
Guaranty fees, unused line fees and other fees and charges hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days.

2.3.   Amendment Fee.  Borrowers shall pay to Lender an amendment fee of
       -------------
$35,000.00, which shall be fully earned and nonrefundable on the Closing Date and shall be paid concurrently with the initial Loan hereunder.

2.4.   Letter of Credit and LC Guaranty Fees.  Borrower shall pay to Lender:
       -------------------------------------

                 (i) for standby Letters of Credit and LC Guaranties of standby Letters of Credit, one and one half percent (1.5%) per annum of the aggregate face amount of such Letters of Credit and LC Guaranties outstanding from time to time during the term of this Agreement, plus all
                                                                        ----
       normal and customary charges associated with the issuance thereof, which fees and charges shall be deemed fully earned upon issuance of each such Letter of Credit or LC Guaranty, shall be due and payable on the first Business Day of each month and shall not be subject to rebate or proration upon the termination of this Agreement for any reason; and

                 (ii) for documentary Letters of Credit and LC Guaranties of documentary Letters of Credit, a fee equal to one and one quarter percent (1.25%) per annum of the face amount of each such Letter of Credit or LC Guaranty, payable upon the issuance of such Letter of Credit or execution of such LC Guaranty and an additional fee equal to one and one quarter percent (1.25%) per annum of the face amount of such Letter of Credit or LC Guaranty payable upon each renewal thereof and each extension thereof plus the normal and customary charges associated with the issuance and
       ----
       administration of each such Letter of Credit or LC Guaranty (which fees and charges shall be fully earned upon issuance, renewal or extension (as the case may be) of each such Letter of Credit or LC Guaranty, shall be due and payable on the first Business Day of each month, and shall not be subject to rebate or proration upon the termination of this Agreement for any reason).

2.6.   Collection Charges.  In lieu of the payment of a collection charge on
       ------------------
items of payment received by Lender, Borrowers shall pay Lender a collection fee of $5,000 per annum in equal monthly installments on the first Business Day of each month.

2.7.   Annual Facility Fee.  Borrowers shall pay to Lender an annual facility
       -------------------
fee (the "Facility Fee") equal to $27,500 per annum. The Facility Fee shall be paid in monthly installments on the first Business Day of each month and shall compensate Lender for, among other things, administrative, general overhead and lost opportunity costs associated with the transactions contemplated by the terms of this Agreement, but not including any expenses for which Borrowers have agreed to reimburse Lender pursuant to the terms of this Agreement or any of the other Loan Documents, such as, by way of example, legal fees and expenses. Borrowers' payment of the Facility Fee shall terminate upon termination of this Agreement pursuant to Section 4.1.

2.8.   Reimbursement of Expenses.  If, at any time or times regardless of
       -------------------------
whether or not an Event of Default then exists, Lender or any Participating Lender incurs legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (i) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents, or any sale or attempted sale of any interest herein to a Participating Lender; (ii) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby to the extent not covered by the Facility Fee;
(iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, any Borrower or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or Borrowers' affairs; (iv) any attempt to enforce any rights of Lender or any Participating Lender against any Borrower or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors; or (v) any attempt to inspect or verify, or, after an Event of Default, to protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such legal and accounting expenses, other costs and out of pocket expenses of Lender shall be charged to Borrowers. Lender will endeavor in good faith to notify Borrowers of such charges prior to charging the Borrower's Loan Account therefore but Lender's failure to so notify Borrowers shall not affect Borrowers' obligation to pay hereunder. All amounts chargeable to Borrowers under this Section 2.8 shall be Obligations secured by all of the Collateral, shall be payable on demand to Lender or to such Participating Lender, as the case may be, and shall bear interest from the date such demand is made until paid in full at the rate applicable to Revolving Credit Loans bearing interest with reference to the Base Rate from time to time. Borrowers shall also reimburse Lender for expenses incurred by Lender in its administration of the Collateral to the extent and in the manner provided in Section 6 hereof.

2.9.   Bank Charges.  Borrowers shall pay to Lender, on demand, any and all
       ------------
fees, costs or expenses which Lender or any Participating Lender pays to a bank or other similar institution (including, without limitation, any fees paid by Lender to any Participating Lender) arising out of or in connection with (i) the forwarding to Borrowers or any other Person on behalf of Borrowers, by Lender or any Participating Lender, of proceeds of loans made by Lender to Borrowers pursuant to this Agreement and (ii) the depositing for collection, by Lender or any Participating Lender, of any check or item of payment received or delivered to Lender or any Participating Lender on account of the Obligations.

SECTION 3.     LOAN ADMINISTRATION.

3.1.   Manner of Borrowing Revolving Credit Loans.  Borrowings under the credit
       ------------------------------------------
facility established pursuant to Section 1 hereof shall be as follows:

       3.1.1.  Loan Requests.  A request for a Revolving Credit Loan shall be
               -------------
made, or shall be deemed to be made, in the following manner: (i) (a) for Revolving Credit Loans bearing interest with reference to the Base Rate, Borrowers may give Lender notice of their intention to borrow, in which notice Borrowers shall specify the amount of the proposed borrowing and the proposed borrowing date, no later than 1:00 p.m. Hartford, Connecticut time on the proposed borrowing date, and (b) with respect to any request for a Euro-Dollar Loan, Borrowers shall give Lender not less than three (3) Business Days prior irrevocable written notice thereof specifying the amount of such Euro-Dollar Loan, which shall not be less than $ 1,000,000.00 or an integral multiple thereof, the date of the requested Euro-Dollar Loan (which shall be a Business
Day) and the duration of the Euro-Dollar Interest Period of such Euro-Dollar Loan, provided, however, that in no event shall the number of Euro-Dollar Loans
      --------  -------
outstanding at any time exceed seven (7), and provided, further, that no such
                                              --------  -------
Loan request may be made at a time when there exists a Default or an Event of Default; and (ii) the becoming due of any amount required to be paid under this Agreement, the Term Note or the Real Estate Term Note, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation. As an accommodation to Borrowers, Lender may permit telephonic requests for loans and electronic transmittal of instructions, authorizations, agreements or reports to Lender by Borrowers. Unless Borrowers specifically direct Lender in writing not to accept or act upon telephonic or electronic communications from Borrowers, Lender shall have no liability to Borrowers for any loss or damage suffered by Borrowers as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender by a Borrower, unless it is determined by a final and nonappealable judgment or court order binding on the Lender that such loss or damage was solely the result of the gross negligence or willful misconduct of Lender. Lender shall have no duty to verify the origin of any such communication or the authority of the person sending it.

       3.1.2.    Disbursement.  Each Borrower hereby irrevocably authorizes
                 ------------
Lender to disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, pursuant to this subsection 3.1.2 as follows: (i) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(i) shall be disbursed by Lender in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from the Agent for the Borrowers, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by Borrower and Lender from time to time or elsewhere if pursuant to a written direction from the Agent for the Borrowers; and (ii) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.

       3.1.3.    Authorization.  Borrowers hereby irrevocably authorize Lender,
                 -------------
in Lender's sole discretion, to advance to Borrowers, and to charge to Borrowers' Loan Account hereunder as a Revolving Credit Loan, a sum sufficient to pay all interest accrued on the Obligations during the immediately preceding month and to pay all costs, fees and expenses at any time owed by Borrowers to Lender hereunder.

3.2.   Payments.  Except where evidenced by notes or other instruments issued or
       --------
made by Borrowers or any of them to Lender specifically containing payment provisions which are in conflict with this Section 3.2 (in which event the conflicting provisions of said notes or other instruments shall govern and control), the Obligation shall be payable as follows:

       3.2.1.    Principal.  Principal payable on account of Revolving Credit
                 ---------
Loans shall be payable by Borrowers to Lender immediately upon the earliest of
(i) the receipt by Lender of any proceeds of any of the Collateral, to the extent of said proceeds or of any payment made by Borrower on the Revolving Credit Loans, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to Section 4 hereof; provided, however, that if
                                             --------  -------
Borrowers shall request and Lender shall, in its sole and absolute discretion, make an Overadvance or an Overadvance shall for any other reason exist at any time, Borrowers shall, on demand, repay the Overadvance.

       3.2.2.    Interest.  Interest accrued on the Revolving Credit Loans shall
                 --------
be due on the earliest of (i) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations or
(iii) termination of this Agreement pursuant to Section 4 hereof.

       3.2.3.    Costs, Fees and Charges.  Costs, fees and charges payable
                 -----------------------
pursuant to this Agreement shall be payable by Borrowers as and when provided in
Section 2 hereof, to Lender or to any other Person designated by Lender in writing.

       3.2.4.    Other Obligations.  The balance of the Obligations requiring
                 -----------------
the payment of money, if any, shall be payable by Borrowers to Lender as and when provided in this Agreement, the Other Agreements or the Security Documents, or on demand, whichever is earlier.

       3.2.5.    Mandatory Prepayments.  Except as Provided in Section 6.4.2.,
                 ---------------------
if the Borrowers sell any of the Equipment or real estate Collateral or if any of the Collateral is taken by condemnation, Borrowers shall pay to Lender, unless otherwise agreed by Lender, as and when received by the Borrowers as a mandatory prepayment of the Loans, a sum equal to the proceeds received by the Borrowers from such sale or condemnation.

3.3.   Designation of Agent by Borrowers.  Each of the Borrowers hereby
       ---------------------------------
irrevocably appoints and constitutes UNF to be its Agent under this Loan Agreement, the Loan Documents or otherwise to (i) request all Loans and LC Guaranties and Letters of Credit, to select the interest rates and, for Euro-Dollar Loans, Euro-Dollar Interest Period, pursuant to Section 3.1.1; (ii) receive all notices, reports, statements and any other information or communications from the Lender to the borrowers or any of them; (iii) receive the proceeds of Loans from the Lender and to distribute such proceeds among the Borrowers in accordance with the terms of this Agreement; and (iv) otherwise to take such action as may be required or permitted by the terms of this Agreement by and on behalf of the Borrowers.

3.4.   Application of Payments and Collections.  All items of payment received
       ---------------------------------------
by Lender by 1:00 p.m., Hartford, Connecticut time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 1:00 p.m., Hartford, Connecticut time, on any Business Day shall be deemed received on the following Business Day. Borrowers irrevocably waive the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of Borrowers, and Borrowers hereby irrevocably agree that Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may deem advisable, notwithstanding any entry by Lender upon any of its books and records. If as the result of collections of Accounts as authorized by subsection 6.2.6 hereof a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrowers, but shall be available to Borrowers at any time or times for so long as no Default or Event of Default exists. Such credit balance shall not be applied or be deemed to have been applied as a prepayment of the Term Loan or Real Estate Term Loan, except that Lender may, at its option, offset such credit balance against any of the Obligations upon and after the occurrence of an Event of Default.

3.5.   All Loans to Constitute One Obligation.  The Loans shall constitute one
       --------------------------------------
general Obligation of Borrowers, jointly and severally, and shall be secured by Lender's Lien upon all of the Collateral.

3.6.   Loan Account.  Lender shall enter all Loans as debits to the Loan Account
       ------------
and shall also record in the Loan Account all payments made by any Borrower on any Obligations and all proceeds of Collateral which are finally paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to any Borrower.

3.7.   Statements of Account.  Lender will account to Borrowers monthly with a
       ---------------------
statement of Loans, charges and payments made pursuant to this Agreement, and such account rendered by Lender shall be deemed final, binding and conclusive upon Borrowers unless Lender is notified by Borrowers in writing to the contrary within thirty (30) days of the date each accounting is mailed to Borrowers.
Such notice shall only be deemed an objection to those items specifically objected to therein.

3.8.   Funding Losses on Euro-Dollar Loans.  In the event that any Euro-Dollar
       -----------------------------------
Loan is repaid or terminated for any reason on a date prior to the expiration of the Euro-Dollar Interest Period with respect thereto, then in addition to any other amounts which are due and payable under the terms of this Agreement (including, but not limited to, Section 4.2.3 hereof) Borrowers shall pay to Lender, upon Lender's demand therefor, such amount or amounts as shall compensate Lender for any loss, costs or expense incurred by Lender (in connection with the relevant Euro-Dollar Interest Period) as a result of (i) any payment or prepayment (whether pursuant to

Section 4.2 or otherwise) of a Euro-Dollar Loan on a date other than the last day of the Euro-Dollar Interest period applicable to such Euro-Dollar Loan, or
(ii) any failure by Borrowers to pay or prepay a Euro-Dollar Loan on the date specified in the relevant notice of prepayment delivered by Borrowers, or (iii) any failure by Borrowers to borrow a Euro-Dollar Loan on the date specified in the applicable notice delivered pursuant to Section 3.1.1. Such compensation shall include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the applicable Euro-Dollar Interest Period for such Euro-Dollar Loan (or, in the case of a failure to prepay or borrow, the Euro-Dollar Interest Period for such Euro-Dollar Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Euro-Dollar Loan, over (y) the amount of interest (as reasonably determined by Lender) that Lender would have been paid on deposits in United States dollars of comparable amounts for a comparable period of time by leading banks in the London Interbank Market.

3.9.   Changes in Law and Euro-Dollar Loans.  Notwithstanding any other
       ------------------------------------
provision hereof, if any applicable law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for Lender to make or maintain its Euro-Dollar Loans, or if with respect to any Euro-Dollar Rate relating thereto, or adverse or unusual conditions in or changes in applicable law relating to the applicable London Interbank Market make it, in the reasonable good faith judgment of Lender, impracticable to fund any of the Euro-Dollar Loans or make the projected Euro-Dollar Rate unreflective of the actual costs of funds therefor to Lender, the obligation of Lender to make Euro-Dollar Loans hereunder shall forthwith be canceled and the Borrowers shall, if any affected Euro-Dollar Loans are then outstanding, promptly upon request of Lender, either pay all such affected Euro-Dollar Loans or convert such affected Euro-Dollar Loans into Loans bearing interest with reference to the Base Rate. If any such payment or conversion of any Euro-Dollar Loan is made on a day that is not applicable to such Euro-Dollar Loan, Borrowers shall pay Lender, upon Lender's request, such amount or amounts as may be necessary to compensate Lender for any loss or expense sustained or incurred by Lender in respect of such Euro-Dollar Loan as a result of such payment or conversion, including (but not limited to) any interest or other amounts payable in respect of funds obtained by Lender in order to make or maintain such Euro-Dollar Loan. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Lender to Borrowers shall be conclusive absent manifest error.

SECTION 4.     TERM AND TERMINATION

4.1.   Term of Agreement.  Subject to Lender's right to cease making Loans to
       -----------------
Borrowers upon or after the occurrence of any Default or Event of Default, this

Agreement shall be in effect from the date hereof through and including July 31, 1998 (the "Original Term"), and this Agreement shall automatically renew itself for one-year periods thereafter (the "Renewal Terms"), unless terminated as provided in Section 4.2 hereof.

4.2.   Termination.
       -----------

       4.2.1.    Termination by Lender.  Upon at least ninety (90) days prior
                 ---------------------
written notice to Borrowers, Lender may terminate this Agreement as of the last day of the Original Term or the then current Renewal Term and Lender may terminate this Agreement without notice upon or after the occurrence of an Event of Default.

       4.2.2.    Termination by Borrower.  Upon at least ninety (90) days prior
                 -----------------------
written notice to Lender, Borrowers may, at their option, terminate this Agreement; provided, however, no such termination shall be effective until
           --------  -------
Borrowers have paid all of the Obligations in immediately available funds and all Letters of Credit and LC Guaranties have expired or have been cash collateralized to Lender's satisfaction. Any notice of termination given by Borrowers shall be irrevocable unless Lender otherwise agrees in writing, and Lender shall have no obligation to make any Loans or issue or procure any Letters of Credit or LC Guaranties on or after the termination date stated in such notice. Borrowers may elect to terminate this Agreement in its entirety only. No section of this Agreement or type of Loan available hereunder may be terminated singly.

       4.2.3.    Termination Charges.  At the effective date of termination of
                 -------------------
this Agreement by Borrowers for any reason, Borrowers shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents) as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to one percent (1%) of the Average Monthly Loan Balance if termination occurs during the period from the Closing Date through the first anniversary of the date hereof (February 20, 1997). Notwithstanding the foregoing, no such payment shall be due in the event that Borrowers terminate this Agreement at anytime on or after the Closing Date on account of Borrowers' public issuance of capital stock for an aggregate cash amount of not less than $ 10,000,000.00.

       4.2.4.  Effect of Termination.  All of the Obligations shall be
               ---------------------
immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties and representations of Borrowers contained in the Loan Documents shall survive any such termination and Lender shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrowers have paid the Obligations to Lender, in full, in immediately available funds, together with the applicable termination charge, if any. Notwithstanding the payment in full of the

Obligations, Lender shall not be required to terminate its security interests in the Collateral unless, with respect to any loss or damage Lender may incur as a result of dishonored checks or other items of payment received by Lender from any Borrower or any Account Debtor and applied to the Obligations, Lender shall, at its option, (i) have received a written agreement, executed by all Borrowers and by any Person whose loans or other advances to a Borrower are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such loss or damage; or (ii) have retained such monetary reserves and Liens on the Collateral for such period of time as Lender, in its reasonable discretion, may deem necessary to protect Lender from any such loss or damage.

SECTION 5.     SECURITY INTERESTS

5.1.   Security Interest in Collateral.  To secure the prompt payment and
       -------------------------------
performance to Lender of the Obligations, each Borrower hereby grants to Lender a continuing Lien upon all of the assets of each Borrower, including all of the following Property and interests in Property of each Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

               (i)     Accounts;

               (ii)    Inventory;

               (iii)   Equipment;

               (iv)    General Intangibles;

               (v) All monies and other Property of any kind now or at any time or times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender;

               (vi) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through (v) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

               (vii) All books and records (including, without limitation, customer lists, credit, files, computer programs, print-outs, and other computer materials and records) of any Borrower pertaining to any of (i) through (vi) above.

5.2.   Lien Perfection; Further Assurances.  Borrowers shall execute such UCC-l
       -----------------------------------
financing statements as are required by the Code and such other instruments, assignments or documents as are necessary to perfect Lender's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Lender's Lien upon the Collateral. Unless prohibited by applicable law, each Borrower hereby authorizes Lender to execute and file any such financing statement on such Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Lender's request, Borrowers shall also promptly execute or cause to be executed and shall deliver to Lender any and all documents, instruments and agreements deemed necessary by Lender to give effect to or carry out the terms or intent of the Loan Documents.

SECTION 6.     COLLATERAL ADMINISTRATION

6.1.   General.
       -------

       6.1.1.    Location of Collateral.  All Collateral, other than Inventory
                 ----------------------
in transit and motor vehicles, will at all times be kept by Borrowers and their Subsidiaries at one or more of the business locations set forth in Exhibit B
                                                                   ---------
hereto and shall not, without the prior written approval of Lender, be moved therefrom except, prior to an Event of Default and Lender's acceleration of the maturity of the Obligations in consequence thereof, for (i) sales of Inventory in the ordinary course of business; (ii) removals in connection with dispositions of Equipment that are authorized by subsection 6.4.2 hereof; and
(iii) temporary transfers (for a period not to exceed three (3) months in any event) of Equipment from a location set forth on Exhibit B to another location
                                                 ---------
if done for the limited purpose of repairing, refurbishing or overhauling such Equipment in the ordinary course of the Borrowers' business.

       6.1.2.    Insurance of Collateral.  Borrowers shall maintain and pay for
                 -----------------------
insurance upon all Collateral wherever located and with respect to Borrowers' businesses, covering casualty, hazard, public liability and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Lender. Borrowers shall deliver the originals of such policies to Lender with satisfactory lender's loss payable endorsements, naming Lender as loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than thirty (30) days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of any Borrower or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. The Borrowers will maintain, with financially sound and reputable insurers, insurance with respect to its Properties and business against such casualties and contingencies of such type (including public liability, product liability, larceny, embezzlement, or other criminal misappropriation insurance) and in such amounts as is reasonable and customary in the business for the protection of the Collateral. If Borrowers fail to provide and pay for such insurance, Lender may, at its option, but shall not be required to, procure the same and charge Borrowers therefor. Borrowers agree to deliver to Lender, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies.

       6.1.3.    Protection of Collateral.  All insurance expenses and expenses
                 ------------------------
of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof shall be borne and paid by Borrowers. If Borrowers fail to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge Borrowers therefor. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrowers' sole risk.

6.2.   Administration of Accounts.
       --------------------------

       6.2.1.    Records, Schedules and Assignments of Accounts.  Borrowers
                 ----------------------------------------------
shall keep accurate and complete records of their Accounts and all payments and collections thereon and shall submit to Lender on such periodic basis as Lender shall request a sales and collections report for the preceding period, in form satisfactory to Lender (which, initially, shall be weekly except for the final week of each calendar month). On or before the fifteenth (15th) day of each month from and after the date hereof, Borrowers shall deliver to Lender, in form acceptable to Lender, a detailed aged trial balance of all Accounts existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed ("Schedule of Accounts"), and, upon Lender's request therefor, copies of proof of delivery and the original copy of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Lender shall reasonably request. In addition, if Accounts in an aggregate face amount in excess of $100,000.00 become ineligible because they fall within one of the specified categories of ineligibility set forth in the definition of Eligible Accounts or otherwise established by Lender, Borrowers shall notify Lender of such occurrence on the first Business Day following such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence. If requested by Lender, Borrowers shall execute and deliver to Lender formal written assignments of all of its Accounts weekly or daily, which shall include all Accounts that have been created since the date of the last assignment, together with copies of invoices or invoice registers related thereto.

       6.2.2.    Discounts, Allowances, Disputes.  If a Borrower grants any
                 -------------------------------
discounts, allowances or credits that are not shown on the face of the invoice for the Account involved, Borrowers shall report such discounts, allowances or credits, as the case may be, to Lender as part of the next required Schedule of Accounts. If any amounts due and owing in excess of $l00,000.00 are in material dispute between a Borrower and any Account Debtor, Borrowers shall provide Lender with written notice thereof at the time of submission of the next Schedule of Accounts, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy. Upon and after the occurrence of an Event of Default, Lender shall have the right to settle or adjust all disputes and claims directly with the Account Debtor and to compromise the amount or extend the time for payment of the Accounts upon such terms and conditions as Lender may deem advisable, and to charge the deficiencies, costs and expenses thereof, including attorney's fees, to Borrowers.

       6.2.3.    Taxes.  If an Account includes a charge for any tax payable to
                 -----
any governmental taxing authority, Lender is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of Borrowers and to charge Borrowers therefor, provided, however that Lender shall not be liable for any taxes to any governmental taxing authority that may be due by any Borrower.

       6.2.4.    Account Verification.  Whether or not a Default or an Event of
                 --------------------
Default has occurred, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender, any designee of Lender or any Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Borrowers shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

       6.2.5.    Maintenance of Cash Management System.  Borrowers shall
                 -------------------------------------
maintain a cash management system acceptable to Lender with such banks as may be selected by Borrowers and be acceptable to Lender. All accounts, including depository accounts and funds in such cash management system and remittances deposited into such depository accounts shall be subject to Lender's first priority security interest and Borrower shall enter into agreements with each of the banks in such system as may be necessary or appropriate for Lender to obtain a valid and perfected first priority security interest in such accounts, deposits and remittances.

       6.2.6.    Collection of Accounts, Proceeds of Collateral.  To expedite
                 ----------------------------------------------
collection, Borrowers shall endeavor in the first instance to make collection of their Accounts for Lender. All remittances received by Borrowers on account of Accounts, together with the proceeds of any other Collateral, shall be held as Lender's property by Borrowers as trustees of an express trust for Lender's benefit and Borrowers shall immediately deposit same in kind in the Borrower's cash management system. Lender retains the right at all times after the occurrence of a Default or an Event of Default to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including attorneys' fees to Borrowers.

6.3.   Administration of Inventory.
       ---------------------------

       6.3.1.    Records and Reports of Inventory.  Borrowers shall keep
                 --------------------------------
accurate and complete records of their inventory. Borrowers shall furnish to Lender Inventory reports in form and detail satisfactory to Lender at such times as Lender may request, but at least once each month, not later than the twentieth day of such month. Borrowers shall maintain a perpetual inventory system which shall include cycle counts no less frequently than annually and shall provide to Lender a report based on perpetual inventory system promptly thereafter, together with such supporting information as Lender shall request.

       6.3.2.    Returns of Inventory.  If at any time or times hereafter any
                 --------------------
Account Debtor returns any Inventory to a Borrower the shipment of which generated an Account on which such Account Debtor is obligated in excess of $ 100,000.00, Borrowers shall immediately notify Lender of the same, specifying the reason for such return and the location, condition and intended disposition of the returned Inventory.

6.4.   Administration of Equipment.
       ---------------------------

       6.4.1.    Records and Schedules of Equipment.  Borrowers shall keep
                 ----------------------------------
accurate records itemizing and describing the kind, type, quality, quantity and value of its Equipment and all dispositions made in accordance with subsection
6.4.2 hereof, and shall furnish Lender with a current schedule containing the foregoing information on at least an annual basis and more often if requested by Lender. Immediately on request therefor by Lender, Borrowers shall deliver to Lender any and all evidence of ownership, if any, of any of the Equipment.

       6.4.2.    Dispositions of Equipment.  Borrowers will not sell, lease or
                 -------------------------
otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of Lender; provided, however, that the
                                             --------  -------
foregoing restriction shall not apply, for so long as no Default or Event of Default exists, to (i) dispositions of Equipment which, in the aggregate during any consecutive twelve-month period, has a fair market value or book value, whichever is less, of $100,000.00 or less, provided that all proceeds thereof are remitted to Lender for application to the Loans, or (ii) replacements of Equipment that is substantially worn, damaged or obsolete with Equipment of like kind, function and value, provided that the replacement Equipment shall be acquired prior to or concurrently with any disposition of the Equipment that is to be replaced, the replacement Equipment shall be free and clear of Liens other than Permitted Liens that are not Purchase Money Liens, and Borrowers shall have given Lender at least five (5) days prior written notice of such disposition.

6.5.   Payment of Charges.  All amounts chargeable to Borrowers under Section 6
       ------------------
hereof shall be Obligations secured by all of the Collateral, shall be payable on demand and shall bear interest from the date such advance was made until paid in full at the rate applicable to Revolving Credit Loans bearing interest with reference to the Base Rate from time to time.

SECTION 7.     REPRESENTATIONS AND WARRANTIES

7.1.   General Representations and Warranties.  To induce Lender to enter into
       --------------------------------------
this Agreement and to make advances hereunder, each Borrower warrants, represents and covenants to Lender that:

       7.1.1.    Organization and Qualification.  Each of the Borrowers and each
                 ------------------------------
of their Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of the Borrowers and each of their Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction listed on Exhibit C hereto and in all other states and
                       ---------
jurisdictions where the character of its Properties or the nature of its activities make such qualification necessary, or in which the failure of a Borrower or any of its Subsidiaries to be so qualified would have a material adverse effect on the financial condition, business or Properties of any such Borrower or any of its Subsidiaries.

       7.1.2.    Corporate Power and Authority.  Each of the Borrowers and each
                 -----------------------------
of their Subsidiaries is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of any Borrower or any of their Subsidiaries; (ii) contravene any Borrower's or any of their Subsidiaries' charter, articles or certificate of incorporation or by-laws; (iii) violate, or cause any Borrower or any of their Subsidiaries to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to any Borrower or any of their Subsidiaries; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower or any of their Subsidiaries is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by any Borrower or any of their Subsidiaries.

       7.1.3.    Legally Enforceable Agreement.  This Agreement is, and each of
                 -----------------------------
the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of each Borrower and their Subsidiaries enforceable against each of them in accordance with its respective terms.

       7.1.4.    Capital Structure.  Exhibit D hereto states (i) the correct
                 -----------------   ---------
name of each of the Subsidiaries of the Borrowers, its jurisdiction of incorporation and the percentage of its Voting Stock owned by Borrowers, (ii) the name of each corporate or joint venture Affiliate of the Borrowers and the nature of the affiliation, (iii) the number, nature and holder of all outstanding Securities of each Borrower and each Subsidiary of a Borrower and
(iv) the number of authorized, issued and treasury shares of each Borrower and each Subsidiary of a Borrower. Each Borrower has good title to all of the shares it purports to own of the stock of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such shares have been duly issued and are fully paid and non-assessable. Except as set forth on Exhibit D,
                                                                     ---------
there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any Securities or obligations convertible into, or any powers of attorney relating to, shares of the capital stock of any Borrower or any of their Subsidiaries. Except as set forth on Exhibit D, there are no outstanding agreements or
                       ---------
instruments binding upon any shareholders of any Borrower relating to the ownership of their shares of capital stock.

       7.1.5.    Corporate Names.  No Borrower nor any of their Subsidiaries has
                 ---------------
been known as or used any corporate, fictitious or trade names except those listed on Exhibit E hereto. Except as set forth on Exhibit E, no Borrower nor
          ---------                                ---------
any of their Subsidiaries has been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

       7.1.6.    Business Locations; Agent for Process.  Each Borrower's and
                 -------------------------------------
their Subsidiaries' chief executive office and other places of business are as listed on Exhibit B hereto. During the preceding one-year period, no Borrower nor any of their Subsidiaries has had an office, place of business or agent for service of process other than as listed on Exhibit B. Except as shown on Exhibit
                                           ---------                     -------
B, no Inventory having an aggregate value in excess of $100,000.00 is stored
- -
with a bailee, warehouseman or similar party, nor is any Inventory consigned to any Person without Lender's prior written consent.

       7.1.7.    Title to Properties; Priority of Liens.  Each Borrower and
                 --------------------------------------
their Subsidiaries has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Liens. Each Borrower has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of such Borrower's

Properties that is not a Permitted Lien. The Liens granted to Lender under
Section 5 hereof are first priority Liens, subject only to Permitted Liens.

       7.1.8.    Accounts.  Lender may rely, in determining which Accounts are
                 --------
Eligible Accounts, on all statements and representations made by Borrowers with respect to any Account or Accounts. Unless otherwise indicated in writing to Lender, with respect to each Account:

                 (i) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

                 (ii)   It arises out of a completed, bona fide sale and
                                                      ---- ----
       delivery of goods or rendition of services by a Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between a Borrower and the Account Debtor;

                 (iii) It is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Lender;

                 (iv) Such Account, and Lender's security interest therein, is not, and will not (by voluntary act or omission of a Borrower) be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition except for disputes resulting in returned goods where the amount in controversy is less than $100,000, and each such Account is absolutely owing to a Borrower and is not contingent in any respect or for any reason;

                 (v) No Borrower has made an agreement with any Account Debtor thereunder for any extension, compromise, settlement or modification of any such Account or any deduction therefrom, except discounts or allowances which are granted by a Borrower in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto and are reflected in the Schedules of Accounts submitted to Lender pursuant to subsection 6.2.1 hereof;

                 (vi) To the best of Borrowers' knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Lender with respect thereto;

                 (vii) To the best of Borrowers' knowledge, the Account Debtor thereunder (a) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (b) such Account Debtor is Solvent; and

                 (viii) To the best of Borrowers' knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectability of such Account.

       7.1.9.    Equipment.  The Equipment is in good operating condition and
                 ---------
repair, and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved, reasonable wear and tear excepted. Borrowers will not permit any of the Equipment to become affixed to any real Property leased to Borrowers so that an interest arises therein under the real estate laws of the applicable jurisdiction unless the landlord of such real Property has executed a landlord waiver or leasehold mortgage in favor of and in form acceptable to Lender, and Borrowers will not permit any of the Equipment to become an accession to any personal Property other than Equipment that is subject to first priority Liens (except for Permitted Liens) in favor of Lender.

       7.1.10.   Financial Statements; Fiscal Year.  The Consolidated and
                 ---------------------------------
consolidating balance sheets of Borrowers and such other Persons described therein (including the accounts of all Subsidiaries of Borrowers for the respective periods during which a Subsidiary relationship existed) as of the end of the fiscal years of the Borrowers ended in 1995, and the related statements of income, changes in stockholder's equity, and changes in financial position for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly the financial positions of Borrowers and such Persons at such dates and the results of Borrowers' operations for such periods. Since such 1995 fiscal year ends, there has been no material change in the condition, financial or otherwise, of Borrowers and such other Persons as shown on the Consolidated balance sheet as of such date and no change in the aggregate value of Equipment and real Property owned by Borrowers or such other Persons, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. The fiscal year of Borrowers and each of their Subsidiaries ends on October 31 of each year.

       7.1.11.   Full Disclosure.  The financial statements referred to in
                 ---------------
subsection 7.1.10 hereof do not, nor does this Agreement or any other written statement of Borrowers to Lender, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which any Borrower has failed to disclose to Lender in writing which materially affects adversely or, so far as any Borrower can now foresee, will materially affect adversely the Properties, business, prospects, profits or condition (financial or otherwise) of any Borrower or any of its Subsidiaries or the ability of any Borrower or their Subsidiaries to perform this Agreement or the other Loan Documents.

       7.1.12.   Solvent Financial Condition.  Each Borrower and each Subsidiary
                 ---------------------------
of Borrowers is now and, after giving effect to the Loans to be made and the Letters of Credit and LC Guaranties to be issued hereunder, at all times will be, Solvent.

       7.1.13.   Surety Obligations.  No Borrower nor any of their Subsidiaries
                 ------------------
is obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person, other than as set forth on Exhibit Q hereto.

       7.1.14.   Taxes.  The federal tax identification number of each Borrower
                 -----
and each of their Subsidiaries is shown on Exhibit F hereto.  Each Borrower and
                                           ---------
each of its Subsidiaries has filed all federal, state and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all material taxes, assessments, fees, levies and other governmental charges upon it, its income and Properties as and when such taxes, assessments, fees, levies and charges that are due and payable, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceedings and Borrowers maintain reasonable reserves on their books therefor. The provision for taxes on the books of Borrowers and their Subsidiaries are adequate for all years not closed by applicable statutes, and for its current fiscal year.

       7.1.15.   Brokers.  There are no claims for brokerage commissions,
                 -------
finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement.

       7.1.16.   Patents, Trademarks, Copyrights and Licenses.  Each Borrower
                 --------------------------------------------
and each Subsidiary of Borrowers owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present and planned future conduct of its business without any known conflict with the rights of others. All such patents, trademarks, service marks, trade names, copyrights, licenses and other similar rights are listed on Exhibit G hereto.
                                                            ---------

       7.1.17.   Governmental Consents.  Each Borrower and each Subsidiary of
                 ---------------------
Borrowers has, and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it, except for those that would not have a material adverse effect on the business, prospects, profits, properties, or condition (financial or otherwise) of the Borrowers.

       7.1.18.   Compliance with Laws.  Each Borrower and each Subsidiary of
                 --------------------
Borrowers has duly complied with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to such Borrower or such Subsidiary, as applicable, its Properties or the conduct of its business and there have been no citations, notices or orders of noncompliance issued to any Borrower or any of its Subsidiaries under any such law, rule or regulation, except for those that would not have a material adverse effect on the business, prospects, profits, properties, or condition (financial or otherwise) of the Borrowers. Each Borrower and each Subsidiary of Borrowers has established and maintains an adequate monitoring system to insure that it remains in compliance with all federal, state and local laws, rules and regulations applicable to it. No Inventory has been produced in violation of the Fair Labor Standards Act (29 U.S.C. (S) 201 et seq.), as amended.
                                                -- ---

       7.1.19.   Restrictions.  No Borrower nor any of its Subsidiaries is a
                 ------------
party or subject to any contract, agreement, or charter or other corporate restriction, which materially and adversely affects its business or the use or ownership of any of its Properties. No Borrower nor any of its Subsidiaries is a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than as set forth on Exhibit H hereto, none
                                                          ---------
of which prohibit the execution of or compliance with this Agreement or the other Loan Documents by any Borrower or any of their Subsidiaries, as applicable.

       7.1.20.   Litigation.  Except as set forth on Exhibit I hereto, there are
                 ----------                          ---------
no actions, suits, proceedings or investigations pending, or to the knowledge of any Borrower, threatened, against or affecting any Borrower or any of its Subsidiaries that would, if adversely determined, have a material adverse effect on the business, prospects, profits, properties, or condition (financial or otherwise) of the Borrowers. No Borrower nor any of their Subsidiaries is in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

       7.1.21.   No Defaults.  No event has occurred and no condition exists
                 -----------
which would, upon or after the execution and delivery of this Agreement or Borrowers' performance hereunder, constitute a Default or an Event of Default. No Borrower nor any of their Subsidiaries is in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any Indebtedness to any Person for Money Borrowed.

       7.1.22.   Leases.  Exhibit J hereto is a complete listing of all
                 ------   ---------
capitalized leases of each Borrower and its Subsidiaries and Exhibit K hereto is
                                                             ---------
a complete listing of all operating leases of each Borrower and its Subsidiaries. Each Borrower and each

Subsidiary of Borrowers is in full compliance with all of the terms of each of its respective capitalized and operating leases.

       7.1.23.   Pension Plans.  Except as disclosed on Exhibit L hereto, no
                 -------------                          ---------
Borrower nor any of its Subsidiaries has any Plan. Each Borrower and each of its Subsidiaries is in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that could result in a material adverse change in the financial condition of any Borrower or any of its Subsidiaries exists in connection with any Plan. No Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

       7.1.24.   Trade Relations.  There exists no actual or threatened
                 ---------------
termination, cancellation or limitation of, or any modification or change in, the business relationship between any Borrower or any of its Subsidiaries and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of such Borrower or any of its Subsidiaries, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially affect adversely any Borrower or any of its Subsidiaries or prevent any Borrower or any of its Subsidiaries from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

       7.1.25.   Labor Relations.  Except as described on Exhibit M hereto, no
                 ---------------                          ---------
Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of any Borrower or any of its Subsidiaries' employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

       7.1.26.   Merger.  The Merger is valid and effective in accordance with
                 ------
the terms of the Merger Agreements, and the corporation statutes of the States of California and Delaware and MPW is the surviving corporation pursuant to the Merger. All actions and proceedings required by the Merger Agreements, applicable law and regulation (including, but not limited to, compliance with the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended) have been taken and the transactions required thereunder had been duly and validly taken and consummated in accordance with applicable law and regulation. No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the Merger Agreements and no governmental action or proceeding has been threatened or commenced seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Merger Agreements. Borrowers have delivered, or caused to be delivered, to Lender, true, correct and complete copies of the Merger Agreements.

7.2.   Continuous Nature of Representations and Warranties.  Each representation
       ---------------------------------------------------
and warranty contained in this Agreement and the other Loan Documents shall be continuous in nature and shall remain accurate, complete and not misleading at all times during the term of this Agreement, except for changes in the nature of a Borrower's or its Subsidiaries' business or operations that would render the information in any exhibit attached hereto either inaccurate, incomplete or misleading, so long as Lender has consented to such changes or such changes are expressly permitted by this Agreement.

7.3.   Survival of Representations and Warranties.  All representations and
       ------------------------------------------
warranties of Borrowers contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION 8.  COVENANTS AND CONTINUING AGREEMENTS

8.1.   Affirmative Covenants.  During the term of this Agreement, and thereafter
       ---------------------
for so long as there are any Obligations to Lender, each Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

       8.1.1.    Visits and Inspections.  Permit representatives of Lender, from
                 ----------------------
time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Properties of each Borrower and each of its Subsidiaries, inspect, audit and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, each Borrower's and each of its Subsidiaries' business, assets, liabilities, financial condition, business prospects and results of operations.

       8.1.2.    Notices.  Promptly notify Lender in writing of the occurrence
                 -------
of any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Loan Documents inaccurate, incomplete or misleading.

       8.1.3.    Financial Statements.  Keep, and cause each Subsidiary to keep,
                 --------------------
adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP on a first-in, first-out basis for Borrowers' interim financial statements and on a last-in, first-out basis for Borrower's audited financial statements, applied on a consistent basis, unless Borrowers' certified public accountants concur in any change therein and such change is disclosed to Lender and is consistent with GAAP):

                 (i) as soon as possible, but no later than ninety (90) days after the close of each fiscal year of Borrowers, unqualified audited financial statements of Borrowers and their Subsidiaries as of the end of such year, on a Consolidated basis, certified by a firm of independent certified public accountants of recognized standing selected by Borrowers but acceptable to Lender (except for a qualification for a change in accounting principles with which the accountant concurs) together with consolidating financial statements prepared by management of the Borrowers in accordance with GAAP;

                 (ii) as soon as possible, but not later than forty-five (45) days after the end of each month hereafter, including the last month of Borrowers' fiscal year, unaudited interim financial statements of Borrowers and their Subsidiaries as of the end of such month and of the portion of Borrowers' financial year then elapsed, on a Consolidated and consolidating basis, certified by the principal financial officer of Borrowers as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Borrowers and their Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                 (iii) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which any Borrower has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which any Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

                 (iv) upon Lender's request, promptly after the filing thereof, copies of any annual report to be filed with ERISA in connection with each Plan; and

                 (v) such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or any Borrower's and each of its Subsidiaries' financial condition or results of operations.

       Concurrently with the delivery of the financial statements described in clause (i) of this subsection 8.1.3, Borrower shall forward to Lender a copy of the accountants' letter to Borrower's management that is prepared in connection with such financial statements. Concurrently with the delivery of the financial statements described in clauses (i) and (ii) of this subsection 8.1.3, or more frequently if requested by Lender, Borrowers shall cause to be prepared and furnished to Lender a

Compliance Certificate in the form of Exhibit N hereto executed by the Chief
                                      ---------
Financial Officer of Borrowers.

       8.1.4.    Landlord and Storage Agreements.  Upon Lender's request,
                 -------------------------------
provide Lender with copies of all agreements between any Borrower or any of its Subsidiaries and any landlord or warehouseman which owns any premises at which any Inventory may, from time to time, be kept.

       8.1.5.    Guarantor Financial Statements.  Deliver or cause to be
                 ------------------------------
delivered to Lender financial statements for the Guarantors as consolidated as a group with NRG, in form and substance reasonably satisfactory to Lender at such intervals and covering such time periods as Lender may request.

       8.1.6.    Projections.  No later than the first day of each fiscal year
                 -----------
of Borrowers, deliver to Lender Projections of Borrowers for the forthcoming three (3) years, year by year, and for the forthcoming fiscal year, month by month.

       8.1.7.    Taxes and Liens.  Pay and discharge, and cause each Subsidiary
                 ---------------
to pay and discharge, all taxes, assessments and government charges upon it, its income and Properties as and when such taxes, assessments and charges are due and payable, unless and to the extent only that such taxes, assessments and charges are being contested in good faith and by appropriate proceedings and the Borrowers maintain reasonable reserves on their books therefor. The Borrowers shall also pay and discharge any lawful claims which, if unpaid, might become a Lien against any of the Borrowers' Properties except for Permitted Liens.

       8.1.8.    Tax Returns.  File, and cause each Subsidiary of the Borrowers
                 -----------
to file, all federal, state and local tax returns and other reports the Borrowers or each Subsidiary of the Borrowers as required by law to file and maintain adequate reserves for the payment of all taxes, assessments, governmental charges, and levies imposed upon them, their income, or their profits, or upon any Properties belonging to them.

       8.1.9.    Business and Existence.  Preserve and maintain, and cause each
                 ----------------------
Subsidiary of the Borrowers to preserve and maintain, its separate corporate existence and all rights, privileges, and franchises in connection therewith, and maintain, and cause each Subsidiary of the Borrowers to maintain, its qualification and good standing in all states in which such qualification is necessary in order for the Borrowers or its Subsidiary to conduct business in such states.

       8.1.10.   Maintain Properties.  Maintain and cause each Subsidiary of the
                 -------------------
Borrowers to maintain its properties in good condition and make, and cause each Subsidiary of the Borrowers to make all necessary renewals, repairs, replacements, additions or improvements thereto.

       8.1.11.   Compliance with Laws.  Comply, and cause each Subsidiary to
                 --------------------
comply, with all laws, ordinances, governmental rules and regulations to which it is subject, and obtain and keep in force any and all licenses, permits, franchises, or other governmental authorizations necessary to the ownership of its properties to the conduct of its business, which violation or failure to obtain might materially and adversely effect the business, prospects, profits, properties, or condition (financial or otherwise) of the Borrowers.

       8.1.12.   ERISA Compliance.  (i) at all times make prompt payment of
                 ----------------
contributions required to meet the minimum finding standard set forth in ERISA with respect to each Plan; (ii) if so requested by the Lender, promptly after the filing thereof, furnish to Lender copies of annual report required to be filed pursuant to ERISA in connection with each Plan and any other employee benefit plan of it and its Subsidiaries subject to said Section; (iii) notify Lender as soon as practicable of any Reportable Event and of any additional act or condition arising in connection with any Plan which the Borrowers believe might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a Trustee to administer the Plan; and (iv) furnish to lender, promptly upon Lender's request therefor, such additional information concerning any Plan or any other such employee benefit plan as may be reasonably requested.

       8.1.13.   Subordinations.  Provide Lender with a debt subordination
                 --------------
agreement, in form and substance satisfactory to Lender, executed by the Borrowers and any Person who is an officer, director or affiliate of the Borrowers to whom the Borrowers are or hereafter become indebted for Money Borrowed subordinating in right of payment and claim all of such indebtedness and any future advances, to the full and final payment and performance of the Obligations.

       8.1.14.   Further Assurances.  At Lender's request, promptly execute or
                 ------------------
cause to be executed and delivered to Lender any and all documents, instruments and agreements deemed necessary by Lender to give effect to or carry out the terms or intent of this Agreement or any of the Loan Documents. Without limiting the generality of the foregoing, if any of the Accounts, the face value of which exceeds $50,000, arises out of a contract with the United States of America, or any department, agency, subdivision or instrumentality thereof, the Borrowers shall promptly notify Lender thereof in writing and shall execute any instruments and take any other action required or requested by Lender to comply with the provision of the Federal Assignment of Claims Act.

8.2.   Negative Covenants.  During the term of this Agreement, and thereafter
       ------------------
for so long as there are any Obligations to Lender, each Borrower covenants that, unless Lender has first consented thereto in writing, it will not:

       8.2.1.    Mergers; Consolidations; Acquisitions.  Merge or consolidate,
                 -------------------------------------
or permit any Subsidiary or New Subsidiary of Borrowers to merge or consolidate, with any Person (except for the merger or consolidation involving only a Borrower and one or more wholly owned Subsidiaries or New Subsidiaries); nor acquire, nor permit any of its Subsidiaries to acquire, all or any substantial part of the Properties of any Person except a New Subsidiary.

       8.2.2.    Loans.  Make, or permit any Subsidiary of any Borrower to make,
                 -----
any loans or other advances of money (other than for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business or as existing on the Closing Date and disclosed on Exhibit R hereto) to any Person; provided, however, that Borrowers may accept promissory notes for loans to their customers in the normal course of business to the extent not prohibited by the terms of this Agreement or the Note Purchase Agreement. Without limiting any other rights the Borrowers may have under this Agreement to advance funds to the New Subsidiaries, so long as the Aggregate Adjusted Availability is equal to at least $2,500,000, NRG shall be entitled to receive, and advance to the New Subsidiaries, Revolving Credit Loans up to an amount equal to the amount available to be borrowed with respect to New Subsidiary Eligible Inventory only under subparagraph (ii)(c)(2) of the definition of the term "Borrowing Base" (subject always, to the other limitations of the Borrowing Base) (such advances are referred to herein as the "NRG Advances"). All of the Borrowers shall be jointly and severally liable to the Bank for repayment of all NRG Advances, together with all interest and fees accruing thereon.

       8.2.3.    Total Indebtedness.  Create, incur, assume, or suffer to exist,
                 ------------------
or permit any Subsidiary of Borrowers to create, incur or suffer to exist, any Indebtedness, except:

                 (i)    Obligations owing to Lender;

                 (ii) Subordinated Debt, including the Indebtedness of UNF to TLCP existing on the date of this Agreement;

                 (iii) Indebtedness of any Subsidiary of a Borrower to such Borrower;

                 (iv) accounts payable to trade creditors and current operating expenses (other than for Money Borrowed) which are not aged more than one hundred and twenty (120) days from billing date and current operating expenses (other than for Money Borrowed) which are not more than sixty (60) days past due, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being actively contested in good faith and by appropriate and lawful proceedings; and a Borrower or such

       Subsidiary shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by such Borrower or such Subsidiary and its independent accountants;

                 (v)    Obligations to pay Rentals permitted by subsection
       8.2.13;

                 (vi)   Permitted Purchase Money Indebtedness;

                 (vii) Contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business;

                 (viii) Indebtedness evidenced by the ESOP Notes to the extent that such Indebtedness is attributable to UNF in accordance with GAAP;

                 (ix) Indebtedness existing on the date hereof as set forth in the financial statements furnished to Lender pursuant to Section 7.1.10 hereof; and

                 (x) Indebtedness not included in paragraphs (i) through (ix) above which does not exceed at any time, in the aggregate, the sum of $250,000.00.

       8.2.4.    Affiliate and Subsidiary Transactions.  Enter into, or be a
                 -------------------------------------
party to, or permit any Subsidiary of a Borrower to enter into or be a party to, any transaction with any Affiliate of any Borrower or stockholder, except in the ordinary course of and pursuant to the reasonable requirements of such Borrower's or such Subsidiary's business and upon fair and reasonable terms which are set forth on Exhibit R hereto or are no less favorable to a Borrower
                       ---------
than would obtain in a comparable arm's length transaction with a Person not an Affiliate or stockholder of Borrower or such Subsidiary.

       8.2.5.    Limitation on Liens.  Create or suffer to exist, any Lien upon
                 -------------------
any of its Property, income or profits, whether now owned or hereafter acquired, except:

                 (i)    Liens at any time granted in favor of Lender;

                 (ii) Liens for taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due, or being contested in the manner described in subsection 7.1.14 hereto, but only if in Lender's judgment such Lien does not adversely affect Lender's rights or the priority of Lender's Lien in the Collateral;

                 (iii) Liens arising in the ordinary course of Borrower's business by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materially detract from the value of the Property of Borrower or materially impair the use thereof in the operation of Borrower's business;

                 (iv) Purchase Money Liens securing Permitted Purchase Money Indebtedness;

                 (v) Liens securing Indebtedness of one of Borrowers' Subsidiaries to a Borrower or another such Subsidiary;

                 (vi)   such other Liens as appear on Exhibit O hereto;
                                                      ---------

                 (vii) attachment, judgment, and other similar non-tax liens arising in connection with court proceedings, but only if and for so long as the execution or other enforcement of such liens is and continues to be effectively stayed and bonded on appeal, the validity and amount of the claims secured thereby are being actively contended in good faith and by appropriate lawful proceedings and such liens do not, in the aggregate, materially detract from the value of the Property of the Borrowers or materially impair the use thereof in the operation of the Borrowers' business;

                 (viii) reservations, exceptions, easements, rights of way, and other similar encumbrances effecting real property, provided that, in Lender's sole judgment, they do not in the aggregate materially detract from the value of said Properties or materially interfere with their use in the ordinary conduct of the Borrowers' business and, if said real property constitutes Collateral, Lender has consented thereto; and

                 (ix) such other Liens as Lender may hereafter approve in writing.

       8.2.6.    Subordinated Debt.  (i) Make, or permit any Subsidiary of a
                 -----------------
Borrower to make, any payment of any part or all of any Subordinated Debt or otherwise repurchase, redeem or retire any instrument evidencing any such Subordinated Debt prior to maturity except in accordance with the terms of this Agreement or the Subordination Agreement applicable thereto, or (ii) enter into any agreement (oral or written) which could in any way be construed to amend, modify, alter or terminate any one or more instruments or agreements evidencing or relating to any Subordinated Debt; provided, however, UNF may make payments of scheduled principal and interest under the terms of the TCLP Note (subject to the provisions of Article 12 of the Note Purchase Agreement) and UNF may amend the Note Purchase Agreement (except for Article 12 thereof) in any manner that does not adversely affect the Lender or take any other action or omit to take any other action in respect of any Subordinated Debt, except in accordance with the Subordination Agreement relative thereto.

       8.2.7.    Distributions.  Declare or make, or permit any Subsidiary of
                 -------------
Borrower to declare or make, any Distributions except distributions made by a wholly owned Subsidiary of a Borrower to such Borrower in the ordinary course of business.

       8.2.8.    Capital Expenditures.  Make Capital Expenditures (including,
                 --------------------
without limitation, by way of capitalized leases) which, in the aggregate, as to the Borrowers and their Subsidiaries, exceed $8,000,000 during Borrower's fiscal year ending in October 1996 and $1,500,000 during any fiscal year of Borrower thereafter.

       8.2.9.    Disposition of Assets.  Sell, lease or otherwise dispose of any
                 ---------------------
of, orpermit any Subsidiary of any Borrower to sell, lease or otherwise dispose any of, its Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales of Inventory in the ordinary course of business for so long as no Event of Default exists hereunder, (ii) a transfer of Property to a Borrower by a Subsidiary of such Borrower, or (iii) dispositions expressly authorized by this Agreement.

       8.2.10.   Stock of Subsidiaries.  Permit any of their Subsidiaries to
                 ---------------------
issue any additional shares of its capital stock except director's qualifying shares.

       8.2.11.   Bill-and-Hold Sales, Etc.  Make a sale to any customer on a
                 ------------------------
bill-and-hold, guaranteed sale, sale and return, sale on approval or consignment basis, or any sale on a repurchase or return basis.

       8.2.12.   Restricted Investment.  Make or have, or permit any Subsidiary
                 ---------------------
of any Borrower to make or have, any Restricted Investment.

       8.2.13.   Leases.  Become, or permit any of its Subsidiaries to become, a
                 ------
lessee under any operating lease (other than a lease under which Borrower or any of its Subsidiaries is lessor) of Property if the aggregate Rentals payable during any current or future period of twelve (12) consecutive months under the lease in question and all other leases under which Borrower or any of its Subsidiaries is then lessee would exceed $15,000,000.00. The term "Rentals" means, as of the date of determination, all payments which the lessee is required to make by the terms of any lease.

       8.2.14.   Tax Consolidation.  File or consent to the filing of any
                 -----------------
consolidated income tax return with any Person other than a Subsidiary of Borrowers.

       8.2.15.   Business Locations.  Transfer its principal place of business
                 ------------------
or chief executive office, or open any new business location or maintain warehouses other than as set forth on Exhibit B hereto, except upon at least
                                      ---------
thirty (30) days prior written notice to Lender and after deliver to Lender of financing statements if required by Lender in form satisfactory to Lender to perfect or continue the perfection and priority of Lender's Lien and security interest hereunder.

       8.2.16.   Guaranties.  Except as set forth in Exhibit Q hereto, guaranty,
                 ----------                          ---------
assume, endorse or otherwise, in any way, become directly or contingently liable with respect to the Indebtedness of any Person except by endorsement or instruments or items of payment for deposit or collection, provided, however, that the Borrowers may (a) enter into guaranties in the ordinary course of business of indebtedness and obligations incurred by New Subsidiaries in connection with the opening of retail stores and (b) make payments (but not prepayments) of principal and interest when due under the terms of the ESOP Notes to the extent that no Default or Event of Default shall have occurred and be continuing at the time of or hereafter giving effect to any such payment.

       8.2.17.   Adverse Transactions.  Enter into any transaction or permit any
                 --------------------
Subsidiary to enter into any transaction, which materially and adversely effects or may materially adversely effect the Collateral or the Borrowers' ability to repay the Obligations or permit or agree to any material extension, compromise or settlement or make any change or modification of any kind or nature with respect to any Account, including any of the terms relating thereto, other than discounts and allowances in the ordinary course of business, all of which shall be reflected in the Schedules of Accounts submitted to Lender pursuant to
Section 6.2.1 of this Agreement.

       8.2.18.   Subsidiaries.  Hereafter create any Subsidiary except in the
                 ------------
ordinary course of Borrowers' business or divest itself of any material assets by transferring them to any Subsidiary to whose existence Lender has not consented.

       8.2.19.   Change of Business.  Enter into any new business or make any
                 ------------------
material change in any of Borrowers' business objectives, purposes and operations.

       8.2.20.   Name of Borrowers.  Use any corporate name (other than its own)
                 -----------------
or any fictitious name, trade style or "d/b/a" except for the names disclosed on

Exhibit E attached hereto.
- ---------

       8.2.21.   Executive Compensation.  Permit the total annual compensation
                 ----------------------
(including, without limitation, salaries, fees, bonuses, commissions and other payments, whether direct or indirect, in money, or otherwise) of its officers, shareholders and directors to exceed during any fiscal year of the Borrowers' one hundred and twenty (120%) percent of the amount paid during the preceding fiscal year after such executive compensation equal $1,000,000.

       8.2.22.   Use of Lender's Name.  Without prior written consent of Lender,
                 --------------------
use the name of Lender or the name of any Affiliates of Lender in connection with any of the Borrowers' business or activities, except in connection with internal business matters, as required in dealings with governmental agencies and financial institutions and to trade creditors of the Borrowers solely for credit reference purposes.

       8.2.23.   Margin Securities.  Own, purchase or acquire (or enter into any
                 -----------------
contracts to purchase or acquire) any "margin security" as defined by any regulation of the Federal Reserve Board as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, Lender shall have received an opinion of counsel satisfactory to Lender that the effect of such purchase or acquisition will not cause this Agreement to violate regulations (G) or (U) or any other regulation of the Federal Reserve Board then in effect.

8.3.   Specific Financial Covenants.  During the term of this Agreement, and
       ----------------------------
thereafter for so long as there are any Obligations to Lender, Borrowers covenant that, unless otherwise consented to by Lender in writing, they shall:

       8.3.1.    Minimum Working Capital.  Maintain at all times Working Capital
                 -----------------------
of not less than $2,000,000.

       8.3.2.    Minimum Adjusted Tangible Net Worth.  Maintain at all times an
                 -----------------------------------
Adjusted Tangible Net Worth (which, for purposes of this Section 8.3.2 shall include the indebtedness evidenced by the ESOP Notes and the value of Inventory shall be calculated on a first-in-first-out basis) of not less than the amount shown below for the period corresponding thereto:


                    Period                                  Amount
                    ------                                  ------
                    Closing Date through the end of       $5,000,000
                    Borrowers' Fiscal Year 1996

                    During Borrowers' Fiscal Year 1997    $5,700,000

                    During Borrowers' Fiscal Year 1998    $6,400,000

       8.3.3.    Current Ratio.  Maintain at all times a ratio of Current Assets
                 -------------
to Current Liabilities of not less than 1.03 to 1.0.

       8.3.4.    Cash Flow.  Achieve Cash Flow of not less than $200,000 during
                 ---------
each fiscal quarter of the Borrowers.

SECTION 9.  CONDITIONS PRECEDENT

9.1    Conditions to Closing.  Notwithstanding any other provision of this
       ---------------------
Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Loan under this Agreement unless and until each of the following conditions has been and continues to be satisfied:

       9.1.1.    Documentation.  Lender shall have received, in form and
                 -------------
substance satisfactory to Lender and its counsel, a duly executed copy of this Agreement and the other Loan Documents, together with such additional documents, instruments and certificates as Lender and its counsel shall require in connection therewith from time to time, all in form and substance satisfactory to Lender and its counsel.

       9.1.2.    No Default.  No Default or Event of Default shall exist under
                 ----------
this Agreement or the Original Agreement.

       9.1.3.    Other Loan Documents.  Each of the conditions precedent set
                 --------------------
forth in the other Loan Documents shall have been satisfied.

       9.1.4.    Landlord Waivers.  Lender shall have received landlord or
                 ----------------
warehouseman agreements with respect to all premises leased by any Borrower as identified in Paragraph 1 of Exhibit B hereto;
                             ---------

       9.1.5.    Consummation of Merger.  Lender shall have received in form and
                 ----------------------
substance satisfactory to Lender, evidence that the Merger Agreements have been duly executed and delivered by and to the appropriate parties thereto and the transactions contemplated under the terms of the Merger Agreements have been consummated prior to or contemporaneously with the execution of this Agreement, including, without limitation evidence, satisfactory to Lender, that the Certificates of Merger with respect to the Merger have been filed with the Secretary of State of the State of California and the Secretary of State of the State of Delaware and the Merger is valid and effective in accordance with the terms and provisions of the Merger Agreements and the applicable corporation statutes of the State of California and the State of Delaware.

       9.1.6.    Legal Opinions.  Lender shall have received, in form and
                 --------------
substance satisfactory to Lender, the opinion letter of counsel(s) the Borrower with respect to the Merger Agreements, the effectiveness of the Merger as of the date hereof, this Agreement and the Loan Documents and the security interests and liens of Lender with respect to the Collateral and such other matters as Lender may request.

       9.1.7.    No Litigation.  No action, proceeding, investigation,
                 -------------
regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby.

       9.1.8     Lien Filings.  Lender shall have received copies of all filing
                 ------------
reports or acknowledgments issued to evidence all filings or recordations necessary to perfect the Liens of Lender in the Collateral in form satisfactory to Lender to ensure that such Liens constitute first priority and only perfected liens, subject only to Permitted Liens.

       9.1.9.    No Material Adverse Change.  Since the last fiscal year end of
                 --------------------------
each Borrower, there shall not have occurred any material adverse change in the business, operations or condition (financial or otherwise) of any Borrower or any of its Subsidiaries, or the existence or value of any Collateral or any event, condition or state of facts which would reasonably be expected to materially and adversely affect the business, operations or condition (financial or otherwise of any Borrower or any of its Subsidiaries.

       9.1.10.   Insurance.  Borrowers shall deliver to Lender copies of
                 ---------
Borrowers' casualty insurance policies, together with certificates of insurance evidencing loss payable endorsements on Lender's standard form of loss payee endorsement naming Lender as loss payee, and certified copies of Borrowers' liability insurance policies, together with endorsements showing Lender as a co-insured.

9.2.   Conditions to All Loans.  Notwithstanding any other provision of this
       -----------------------
Agreement or other Loan Documents and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Loan (including the initial Loans) unless each of the following conditions are satisfied:

                 (i) All representations and warranties contained herein and in the other Loan Documents shall be true and correct in all respects;

                 (ii) No material adverse change in the business, financial condition, or results of operations of any Borrower or its Subsidiaries shall have occurred since the date of Lender's latest audit of those entities, including, without limitation, that no material investigation, litigation or other proceedings shall be pending or threatened against any Borrower or any of its Subsidiaries;

                 (iii)  No Default or Event of Default shall exist; and

                 (iv) Lender shall have received such additional documents, statements, opinions, certificates, information and evidence as Lender may reasonably request and all documents and all actions required to be taken on or before the making of any Loan shall have been taken.

SECTION 10.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

10.1.  Events of Default.  The occurrence of one or more of the following events
       -----------------
shall constitute an "Event of Default":

       10.1.1.   Payment of Notes.  Borrowers shall fail to pay any installment
                 ----------------
of principal, interest or premium, if any, owing on the Term Note or Real Estate Term Note on or within ten (10) days after the due date of such installment.

       10.1.2.   Payment of Other Obligations.  Borrowers shall fail to pay any
                 ----------------------------
of the Obligations that are not evidenced by the Term Note or Real Estate Term Note or on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

       10.1.3.   Misrepresentations.  Any representation, warranty or other
                 ------------------
statement made or furnished to Lender by or on behalf of any Borrower, any Subsidiary of any Borrower or Guarantor in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to
Section 7.2 hereof.

       10.1.4.   Breach of Specific Covenants.  Any Borrower shall fail or
                 ----------------------------
neglect to perform, keep or observe any covenant contained in Sections 5.2, 6.1.1, 6.2, 6.3, 6.4, 8.1.1, 8.1.3, 8.2 or 8.3 hereof on the date that Borrowers are required to perform, keep or observe such covenant.

       10.1.5.   Breach of Other Covenants.  Any Borrower shall fail or neglect
                 -------------------------
to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 10.1 hereof) and the breach of such other covenant is not cured to Lender's satisfaction within thirty (30) days after the sooner to occur of Borrowers' receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of any Borrower.

       10.1.6.   Default Under Security Documents/Other Agreements.  Any event
                 -------------------------------------------------
of default shall occur under, or if a Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Security Documents or the Other Agreements and such default shall continue beyond any applicable grace period.

       10.1.7.   Other Defaults.  There shall occur any default or event of
                 --------------
default on the part of Borrowers under any agreement, document or instrument to which any Borrower is a party or by which any Borrower or any of its Property is bound, creating or relating to any Indebtedness (other than the Obligations) if the payment or maturity of such Indebtedness is accelerated in consequence of such event of default or demand for payment of such Indebtedness is made.

       10.1.8.   Uninsured Losses.  Any material loss, theft, damage or
                 ----------------
destruction of any of the Collateral not fully covered (subject to such deductibles as Lender shall have permitted) by insurance, or a sale, lease or encumbrance of any collateral or the making of a levy, seizure, or attachment thereof or thereon except in all cases as may be specifically permitted by other provisions of this Agreement.

       10.1.9.   Adverse Changes.  There shall occur any material adverse change
                 ---------------
in the financial condition or business prospects of any Borrower or the Guarantors, consolidated as a group with NRG.

       10.1.10.  Insolvency and Related Proceedings.  Any Borrower or any
                 ----------------------------------
Guarantor shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against any Borrower or any Guarantor under the Bankruptcy Code (if against any Borrower or any Guarantor, the continuation of such proceeding for more than thirty (30) days), or any Borrower or any Guarantor shall make any offer of settlement, extension or composition to their respective unsecured creditors generally.

       10.1.11.  Business Disruption; Condemnation.  There shall occur a
                 ---------------------------------
cessation of a substantial part of the business of any Borrower, any Subsidiary of a Borrower or any Guarantor for a period which significantly affects Borrower's or such Guarantor's capacity to continue its business, on a profitable basis; or any Borrower, any Subsidiary of a Borrower or any Guarantor shall suffer the loss or revocation of any license or permit now held or hereafter acquired by a Borrower or such Guarantor which is necessary to the continued or lawful operation of its business; or any Borrower or any Guarantor shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which a Borrower or any Guarantor leases, uses or occupies any Property shall be canceled or terminated prior to the expiration of its stated term; or any part of the Collateral shall be taken through condemnation or the value of such Property shall be impaired through condemnation.

       10.1.12.  Change of Ownership.  (i) Norman Cloutier and UNF's Employee
                 -------------------
Stock Ownership Plan shall cease to own or control beneficially and of record at least 51% in the aggregate of the issued and outstanding capital stock of UNF or the issued and outstanding capital stock of any Person which may own or control beneficially and of record the issued and outstanding capital stock of UNF (except to the extent that the decrease in such ownership percentage is the result of the initial public offering of UNF's capital stock for an aggregate cash amount of not less than $10,000,000), or (ii) Norman Cloutier, Steven Townsend and Daniel Atwood shall cease to control the day-to-day affairs of UNF's Employee Stock Option Plan, whether as trustees, plan administrators or in any similar capacity.

       10.1.13.  ERISA.  A Reportable Event shall occur which Lender, in its
                 -----
sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if any Borrower, any Subsidiary of any Borrower or any Guarantor is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrower's, such Subsidiary's or such Guarantor's complete or partial withdrawal from such Plan.

       10.1.14.  Challenge to Agreement.  Any Borrower, any Subsidiary of any
                 ----------------------
Borrower or any Guarantor, or any Affiliate of any of them, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender.

       10.1.15.  Repudiation of or Default Under Guaranty Agreement.  Any
                 --------------------------------------------------
Guarantor shall revoke or attempt to revoke the Guaranty Agreement signed by such Guarantor, or shall repudiate such Guarantor's liability thereunder or shall be in default under the terms thereof.

       10.1.16.  Criminal Forfeiture.  Any Borrower, any Subsidiary of any
                 -------------------
Borrower or any Guarantor shall be criminally indicted or convicted under any law that could lead to a forfeiture of any Property of any Borrower, any Subsidiary of any Borrower or any Guarantor.

       10.1.17.  Judgments.  Any money judgment, writ of attachment or similar
                 ---------
process is filed against any Borrower, any Subsidiary of Borrower or Guarantors consolidated as a group with NRG, or any of their respective Property in an amount in excess of $100,000 and such judgment, attachment or similar process is not satisfied or stayed on appeal within thirty (30) days.

10.2.  Acceleration of the Obligations.  Without in any way limiting the right
       -------------------------------
of Lender to demand payment of any portion of the Obligations payable on demand in accordance with Section 3.2 hereof, upon or at any time after the occurrence of an Event of Default, all or any portion of the Obligations shall, at the option of Lender and without presentment, demand protest or further notice by Lender, become at once due and payable and Borrowers shall forthwith pay to Lender, the full amount of such Obligations, provided, that upon the occurrence
                                             --------
of an Event of Default specified in subsection 10.1.10 hereof, all of the Obligations shall become automatically due and payable without declaration, notice or demand by Lender.

10.3.  Other Remedies.  Upon and after the occurrence of an Event of Default,
       --------------
Lender shall have and may exercise from time to time the following rights and remedies:

       10.3.1.   Rights as a Secured Party.  All of the rights and remedies of a
                 -------------------------
secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

       10.3.2.   Right to Possession.  The right to take immediate possession of
                 -------------------
the Collateral, and to (i) require Borrowers to assemble the Collateral, at Borrowers' expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of any Borrower, Borrowers agree not to charge Lender for storage thereof).

       10.3.3.   Right of Disposition.  The right to sell or otherwise dispose
                 --------------------
of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. Borrowers agree that ten (10) days written notice to Borrowers of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on Borrowers' premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Lender shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing two (2) Business Days for collection, first to the costs, expenses and attorneys' fees incurred by Lender in collecting the Obligations, in enforcing the rights of Lender under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral, second to the interest due upon any of the Obligations; and third, to the principal of the Obligations. If any deficiency shall arise, each Borrower and each Guarantor shall remain jointly and severally liable to Lender therefor.

       10.3.4.   License Granted.  Lender is hereby granted a license or other
                 ---------------
right to use, without charge, Borrowers' labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and Borrowers' rights under all licenses and all franchise agreements shall inure to Lender's benefit.

       10.3.5.   Deposit Option.  Lender may, at its option, require Borrowers
                 --------------
to deposit with Lender funds equal to the LC Amount and, if Borrowers fail to promptly make such deposit, Lender may advance such amount as a Revolving Credit Loan (whether or not an Overadvance is created thereby). Any such deposit or advance shall be held by Lender as a reserve to fund future payments on such LC Guaranties and future drawings against such Letters of Credit. At such time as all LC Guaranties have been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full in immediately available funds, returned to Borrowers.

10.4.  Remedies Cumulative; No Waiver.  All covenants, conditions, provisions,
       ------------------------------
warranties, guaranties, indemnities, and other undertakings of Borrowers contained in this Agreement and the other Loan Documents, or in any document refereed to herein or contained in any agreement supplementary hereto or in any schedule or in any Guaranty Agreement given to Lender or contained in any other agreement between Lender and Borrowers, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrowers herein contained. The failure or delay of Lender to require strict performance by Borrowers or any of them of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrowers to Lender shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrowers under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument m writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrowers.

SECTION 11.  MISCELLANEOUS

11.1.  Power of Attorney.  Each Borrower hereby irrevocably designates, makes,
       -----------------
constitutes and appoints Lender (and all Persons designated by Lender) as such Borrower's true and lawful attorney (and agent-in-fact) and Lender, or Lender's agent, may, without notice to Borrowers and in either any Borrower's or Lender's name, but at the cost and expense of Borrowers:

       11.1.1.   Endorsement.  At such time or times as Lender or said agent, in
                 -----------
its sole discretion, may determine, endorse Borrowers' names on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control.

       11.1.2.   Other Rights of Lender.  At such time or times upon or after
                 ----------------------
the occurrence of an Event of Default as Lender or its agent in its sole discretion may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrowers' rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrowers' names to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrowers and to notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (vii) endorse the names of Borrowers upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations; (viii) endorse the name of Borrowers upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (ix) use Borrowers' stationery and sign the names of Borrowers to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, Equipment and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do ail other acts and things necessary, in Lender's determination, to fulfill Borrowers' Obligations under this Agreement.

11.2.  Indemnity.  Each Borrower hereby agrees to indemnify Lender and hold
       ---------
Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys fees and legal expenses) as the result of Borrowers' failure to observe, perform or discharge Borrowers' duties hereunder. In addition, Borrower shall defend Lender against and save it harmless from all claims of any Person with respect to the Collateral. Without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Lender by any Person under any

Environmental Laws or similar laws by reason of any Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. The indemnities provided herein shall be limited to the extent that it is determined by a final and nonappealable judgment or order binding the Lender that the liability, loss or damages were solely the result of Lender's acts or omissions constituting gross negligence or willful misconduct. Notwithstanding any contrary provision in this Agreement, the obligation of Borrowers under this Section 11.2 shall survive the payment in full of the Obligations and the termination of this Agreement.

11.3.  Modification of Agreement; Sale of Interest.  This Agreement may not be
       -------------------------------------------
modified, altered or amended, except by an agreement in writing signed by Borrowers (or their Agent) and Lender. Borrowers may not sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including, without limitation, Borrowers' rights, title, interests, remedies, powers, and duties hereunder or thereunder. Upon receipt of prior notice thereof, Borrowers hereby consent to Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder. In the case of an assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were "Lender" hereunder and Lender shall be relieved of all obligations hereunder upon any such assignments. Borrowers agree that they will use their best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or any portion thereof or interest therein, including, without limitation, assisting in the preparation of appropriate disclosure documents. Borrowers further agree that Lender may disclose credit information regarding Borrowers and their Subsidiaries to any potential participant or assignee.

11.4.  Severability.  Wherever possible, each provision of this Agreement shall
       ------------
be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

11.5.  Successors and Assigns.  This Agreement, the Other Agreements and the
       ----------------------
Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrowers and Lender permitted under Section 11.3 hereof.

11.6.  Cumulative Effect; Conflict of Terms.  The provisions of the Other
       ------------------------------------
Agreements and the Security Documents are hereby made cumulative with the provisions of this

Agreement. Except as otherwise provided in Section 3.2 hereof and except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

11.7.  Execution in Counterparts.  This Agreement may be executed in any number
       -------------------------
of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

11.8.  Notice.  Except as otherwise provided herein, all notices, requests and
       ------
demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, one Business Day after deposit in the mail, postage prepaid, or with an overnight courier or, in the case of facsimile notice, when sent, addressed as follows:

               If to Lender:       Fleet Capital Corporation
                                   200 Glastonbury Boulevard
                                   Glastonbury, CT 06033
                                   Attention:  Timothy Johnson,
                                               Region Vice President
                                   Facsimile No.: (203) 657-7759

               With a copy to:     Brown Rudnick Freed & Gesmer
                                   One Financial Center
                                   Boston, MA 02111
                                   Attention:  Jeffery L. Keffer, Esq.
                                   Facsimile No.: (617) 856-8201

               If to Borrowers:    United Natural Foods, Inc.
                                   260 Lake Road, Dayville, CT 06241
                                   Attention:  Steven Townsend
                                   Facsimile No: (860) 779-7172

                                   Mountain People's Warehouse Incorporated
                                   12745 Earhart Avenue
                                   Auburn, CA 95602
                                   Attention:  Michael F. Funk
                                   Facsimile No.: (916) 889-9544

                                   Natural Retail Group, Inc.
                                   260 Lake Road
                                   Dayville, Connecticut 06241
                                   Attention:  Steven Townsend
                                   Facsimile No.: (860) 779-7172

                                   NutraSource, Inc.
                                   4005 Sixth Avenue
                                   Seattle, Washington 98108
                                   Attention:  President
                                   Facsimile No.: (206) 682-1485

                                   Rainbow Natural Foods, Inc.
                                   4850 Moline Street
                                   Denver, Colorado 80239
                                   Attention:  President
                                   Facsimile No.: (303)-373-1869

               With a copy to:     Cameron & Mittleman
                                   56 Exchange Terrace
                                   Providence, RI 02903
                                   Attention:  E. Colby Cameron, Esq.
                                   Facsimile No.: (401) 331-5700

or to such other address as each party may designate for itself by notice given in accordance with this Section 11.8; provided, however, that any notice,
                                      --------  -------
request or demand to or upon Lender pursuant to subsection 3.1.1 or 4.2.2 hereof shall not be effective until received by Lender.

11.9.  Lender's Consent.  Whenever Lender's consent is required to be obtained
       ----------------
under this Agreement, any of the Other Agreements or any of the Security Documents as a condition to any action, inaction, condition or event, Lender shall be authorized to give or withhold such consent in its reasonable credit judgment and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

11.10. Credit Inquiries.  Borrowers hereby authorize and permit Lender to
       ----------------
respond to usual and customary credit inquiries from third parties concerning Borrowers or any of their Subsidiaries.

11.11. Time of Essence.  Time is of the essence of this Agreement, the Other
       ---------------
Agreements and the Security Documents.

11.12. Entire Agreement.  This Agreement and the other Loan Documents, together
       ----------------
with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

11.13. Interpretation.  No provision of this Agreement or any of the other Loan
       --------------
Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

11.14. Joint and Several Liability.  All Loans, Letters of Credit and LC
       ---------------------------
Guaranties made or issued hereunder are made to or for the benefit of each of the Borrowers. The Borrowers are jointly and severally, directly and primarily liable for the full and indefeasible payment when due and performance of all Obligations and for the prompt and full payment and performance of all of the promises, covenants, representations, and warranties made or undertaken by each Borrower under this Agreement and the Loan Documents and Borrowers agree that such liability is independent of the duties, obligations, and liabilities of each of the joint and several Borrowers. In furtherance of the foregoing, each Borrower jointly and severally, absolutely and unconditionally guaranties to Lender and agrees to be liable for the full and indefeasible payment and performance when due of all the Obligations. This guarantee is a continuing guarantee, and shall apply to all Obligations whenever arising.

11.15. Suretyship Waivers and Consents.
       -------------------------------

                 (i) Each Borrower acknowledges that the obligations of such Borrower undertaken herein might be construed to consist, at least in part, of the guaranty of obligations of persons other than such Borrower (including the other Borrowers) and, in full recognition of that fact, each Borrower consents and agrees that Lender may, at any time and from time to time, without notice or demand (except as provided in and in accordance with the terms of this Agreement), whether before or after any actual or purported termination, repudiation or revocation of this Agreement by any Borrower, and without affecting the enforceability or continuing effectiveness hereof as to each
Borrower: (a) increase, extend, or otherwise change the time for payment or the terms of the Obligations or any part thereof; (b) supplement, restate, modify, amend, increase, decrease, or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof, this Agreement, or any of the Loan Documents or any additional security or guarantees, or any condition, covenant, default, remedy, right, representation, or term thereof or thereunder; (c) accept new or additional instruments, documents, or agreements in exchange for or relative to any of the loan Documents or the

Obligations or any part thereof; (d) accept partial payments on the Obligations;
(e) receive and hold additional security or guarantees for the Obligations or any part thereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer, or enforce any Collateral, security or guarantees, and apply any Collateral or security and direct the order or manner of sale thereof as Lender in its sole and absolute discretion may determine; (g) release any person from any personal liability with respect to the Obligations or any part thereof; (h) settle, release on terms satisfactory to Lender or by operation of applicable laws or otherwise liquidate or enforce any Obligations and any Collateral or security therefor or guaranty thereof in any manner, consent to the transfer of any Collateral or security and bid and purchase at any sale; or (i) consent to the merger, change, or any other restructuring or termination of the corporate or partnership existence of any Borrower, and correspondingly restructure the Obligations, and any such merger, change, restructuring, or termination shall not affect the liability of any Borrower or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations.

                 (ii) Lender may enforce this Agreement independently as to each Borrower and independently of any other remedy or security Lender at any time may have or hold in connection with the Obligations, and it shall not be necessary for Lender to marshal assets in favor of any Borrower or to proceed upon or against or exhaust any Collateral or security or remedy before proceeding to enforce this Agreement. Each Borrower expressly waives any right to require Lender to marshal assets in favor of any Borrower or any guarantor of the Obligations or to proceed against any other Borrower, and agrees that Lender may proceed against Borrowers or any Collateral in such order as Lender shall determine in its sole and absolute discretion.

                 (iii) Lender may file a separate action or actions against any Borrower, whether such action is brought or prosecuted with respect to any security or against any guarantor of the Obligations, or whether any other person is joined in any such action or actions. Each Borrower agrees that Lender and each Borrower and any affiliate of any Borrower may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the continuing enforceability of this Agreement. Each Borrower, as a joint and several Borrower hereunder, expressly waives the benefit of any statute of limitations affecting its joint and several liability hereunder or the enforcement of the Obligations or any rights of Lender created or granted herein.

                 (iv) Lender's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Lender, all as though such amount had not been paid. The rights of Lender created or granted herein and the enforceability of this Agreement at all times shall remain effective to cover the full amount of all the Obligations even though the Obligations, including any part thereof or any Collateral, other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any Borrower and whether or not any Borrower shall have any personal liability with respect thereto.

                 (v) Each Borrower expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of any other Borrower with respect to the Obligations; (b) the unenforceability or invalidity of any security or guaranty for the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations; (c) the cessation for any cause whatsoever of the liability of any Borrower (other than by reason of the full payment and performance of all Obligations as required herein); (d) any failure of Lender to marshall assets in favor of any Borrower; (e) any failure of Lender to give notice to any Borrower of sale or other disposition of Collateral of another Borrower or any defect in any notice that may be given in connection with any such sale or disposition of Collateral of any Borrower securing the Obligations;
(f) any failure of Lender to comply with applicable law in connection with the sale or other disposition of any Collateral or other security of any Borrower, for any Obligation, including any failure of Lender to conduct a commercially reasonable sale or other disposition of any Collateral or other security of any Borrower for any Obligation; (g) any act or omission of Lender or others that directly or indirectly results in or aids the discharge or release of any Borrower or the Obligations of any Borrower or any security or guaranty therefor by operation of law or otherwise; (h) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation; (i) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Borrower; (j) the avoidance of any lien or security interest in assets of any Borrower in favor of Lender for any reason; or (k) any action taken by Lender that is authorized by this section or any other provision of any Loan Document. Until such time, if any, as all of the Obligations have been indefeasibly paid and performed in full and no portion of any commitment of Lender to Borrowers under any Loan Document remains in effect, each Borrowers' indebtedness, claims and rights of subrogation, contribution, reimbursement, or indemnity against the other Borrowers shall be fully and completely subordinated to the indefeasible repayment in full of the Obligations, and each Borrower expressly waives until such indefeasible payment any right to enforce any remedy that it now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any Collateral now or hereafter held by Lender.

                 (vi) To the fullest extent permitted by applicable law, each Borrower expressly waives and agrees not to assert, any and all defenses in its favor based upon an election of remedies by Lender which destroys, diminishes, or affects such Borrower's subrogation rights against the other Borrowers, or against any Guarantor, and/or (except as explicitly provided for herein) any rights to proceed against each other Borrower, or any other party liable to Lender, for reimbursement, contribution, indemnity, or otherwise.

                 (vii) Borrowers and each of them warrant and agree that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy, or otherwise adversely affect rights which Borrowers otherwise may have against each other, Lender, or others, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

11.16. Contribution Agreement.  As an inducement to Lender to enter into this
       ----------------------
Agreement and to make the Loans and extend credit to the Borrowers, each Borrower agrees to indemnify and hold the other harmless from and each shall have a continuing right of contribution against the other Borrowers, if and to the extent that a Borrower makes or is caused to make disproportionate payments in excess of that Borrower's Proportionate Share (as defined below) of the Loans or contributions (from dispositions of its assets or otherwise) to the repayment and satisfaction of the Obligations. These indemnification and contribution obligations shall be unconditional and continuing obligations of the Borrowers and shall not be waived, rescinded, modified, limited or terminated in any way whatsoever without the prior written consent of Lender, in its sole discretion. For purposes hereof, Proportionate Share shall mean the actual amount of Loans made to a Borrower and Letters of Credit or LC Guaranties issued for the account of such Borrower based upon the lending formulas and other provisions of Section 2 hereof.

11.17. Transitional Arrangements.
       -------------------------

       11.17.1.  Original Credit Agreement.  This Agreement shall, on and as of
                 -------------------------
the Closing Date, amend and restate the Original Agreement in its entirety, except as provided in this Section 11.17.1. On the Closing Date, the rights and obligations of the parties under the Original Agreement, the Amended Term Note and the Second Term Note shall be amended and restated pursuant to this Agreement and by the Term Note, provided, however, that each of the "Revolving
                                --------  -------
Credit Loans" (as defined in the Original Agreement) outstanding under the Original Agreement on the Closing Date shall continue to bear interest up to the Closing Date at the rate at which they bear interest under the Original Agreement and, on and after the Closing Date, all of such Revolving Credit Loans under the Original Agreement shall be converted to

Revolving Credit Loans hereunder and shall bear interest at the rates set forth hereunder; and provided, further, that any Letter of Credit or LC Guaranty
               --------  -------
thereof outstanding under the Original Agreement on the Closing Date shall for the purposes of this Agreement, be a Letter of Credit and/or LC Guaranty hereunder.

       11.17.2.  Return and Cancellation of Term Notes.  Upon its receipt of
                 -------------------------------------
this Agreement and the Term Note hereunder on the Closing Date, the Lender will promptly return to the Borrower, marked "canceled", the Amended Term Note and the Second Term Note held by the Lender pursuant to the Original Agreement.

       11.17.3.  Real Estate Term Loan and Note.  The Real Estate Term Loan and
                 ------------------------------
the Secured Promissory Note evidencing the Real Estate Term Note shall continue in effect as an Obligation subject to the terms of this Agreement.

       11.17.4.  Fees Under-Superseded Agreement.  All fees, letter of credit
                 -------------------------------
fees and other fees and expenses owing or accruing under or in respect of the Original Agreement shall be calculated as of the Closing Date (prorated in the case of any fractional periods), and shall be paid in accordance with the method and on the dates, specified in the Original Agreement, as if the Original Agreement were still in effect.

11.18. GOVERNING LAW; CONSENT TO FORUM.  THIS AGREEMENT HAS BEEN NEGOTIATED,
       -------------------------------
EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN GLASTONBURY, CONNECTICUT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT: PROVIDED, HOWEVER, THAT IF ANY OF THE
                                           --------  -------
COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN CONNECTICUT, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF CONNECTICUT. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF EACH BORROWER OR LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF HARTFORD, CONNECTICUT, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH BORROWER HEREBY

WAIVES ANY OBJECTION WHICH SUCH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE
                                ----- --------------
GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO A BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF A BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

11.19. WAIVERS BY BORROWERS.  EACH BORROWER WAIVES (i) THE RIGHT TO TRIAL BY
       --------------------
JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL: (ii) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH A BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (v) NOTICE OF ACCEPTANCE HEREOF. EACH BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWERS. EACH BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

11.20. PREJUDGMENT REMEDIES.  EACH BORROWER HEREBY WAIVES SUCH RIGHTS AS IT MAY
       --------------------
HAVE TO NOTICE AND/OR HEARING UNDER ANY APPLICABLE FEDERAL OR STATE LAWS INCLUDING, WITHOUT LIMITATION, CONNECTICUT GENERAL STATUTES SECTIONS 52-278A, ET-SEQ., AS AMENDED, PERTAINING TO THE EXERCISE BY LENDER OF SUCH RIGHTS AS THE
- --
LENDER MAY HAVE INCLUDING, BUT NOT LIMITED TO, THE RIGHT TO SEEK PREJUDGMENT REMEDIES AND/OR DEPRIVE BORROWERS OF OR AFFECT THE USE OF OR POSSESSION OR ENJOYMENT OF BORROWERS' PROPERTY PRIOR TO THE RENDITION OF A FINAL JUDGMENT AGAINST A BORROWER. EACH BORROWER FURTHER WAIVES ANY RIGHT IT MAY HAVE TO REQUIRE LENDER TO PROVIDE A BOND OR OTHER SECURITY AS A PRECONDITION TO OR IN CONNECTION WITH ANY PREJUDGMENT REMEDY SOUGHT BY LENDER.

       IN WITNESS WHEREOF, this Agreement has been duly executed in Glastonbury, Connecticut, on the day and year specified at the beginning of this Agreement.


ATTEST:                                 UNITED NATURAL FOODS, INC.



/s/ Steven Townsend                     By: /s/ Norman A. Cloutier
- ------------------------------------       -------------------------------------
Secretary                               Name: Norman A. Cloutier
                                             -----------------------------------
[CORPORATE SEAL]                        Title: President
                                              ----------------------------------


ATTEST:                                 MOUNTAIN PEOPLE'S WAREHOUSE INCORPORATED


/s/ Michael S. Funk                     By: /s/ Michael S. Funk
- ------------------------------------       -------------------------------------
Secretary                               Name: Michael S. Funk
                                             -----------------------------------
[CORPORATE SEAL]                        Title: President
                                              ----------------------------------

ATTEST:                                 NATURAL RETAIL GROUP, INC.



/s/ Steven Townsend                     By: /s/ Norman A. Cloutier
- ------------------------------------       -------------------------------------
Secretary                               Name: Norman A. Cloutier
                                             -----------------------------------
[CORPORATE SEAL]                        Title: chairman
                                              ----------------------------------


ATTEST:                                 NUTRASOURCE, INC.



/s/ Michael S. Funk                     By: /s/ Michael S. Funk
- ------------------------------------       -------------------------------------
Secretary                               Name: Michael S. Funk
                                             -----------------------------------
[CORPORATE SEAL]                        Title: President
                                              ----------------------------------


ATTEST:                                 RAINBOW NATURAL FOODS, INC.



/s/ Steven Townsend                     By: /s/ Norman A. Cloutier
- ------------------------------------       -------------------------------------
Secretary                               Name: Norman A. Cloutier
                                             -----------------------------------
[CORPORATE SEAL]                        Title: President
                                              ----------------------------------
                                        Accepted in Glanstonbury, Connecticut


                                        FLEET CAPITAL CORPORATION



                                        By: /s/ Timothy G. Johnson
                                           -------------------------------------
                                        Name: Timothy G. Johnson
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                   APPENDIX A

                              GENERAL DEFINITIONS


     When used in the Amended and Restated Loan and Security Agreement dated as of February 20, 1996, by and between Fleet Capital Corporation and Cornucopia Natural Foods, Inc., Mountain People's Warehouse Incorporated, Natural Retail Group, Inc., NutraSource, Inc., the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

     Account Debtor - any Person who is or may become obligated under or on
     --------------
account of an Account.

     Accounts - all accounts, contract rights, chattel paper, instruments and
     --------
documents, whether now owned or hereafter created or acquired by Borrowers or in which Borrowers now have or hereafter acquired any interest.

     Adjusted Net Earnings From Operations - with respect to any fiscal period,
     -------------------------------------
means the net earnings (or loss) after provision for income taxes for such fiscal period of Borrowers, as reflected on the financial statement of Borrowers supplied to Lender pursuant to Subsection 8.1.3 of the Agreement, but excluding:

          (i)     any gain or loss arising from the sale of capital assets;

          (ii)    any gain arising from any write-up of assets;

          (iii) earnings of any Subsidiary of any Borrower accrued prior to the date it became a Subsidiary (unless the Subsidiary is acquired on the basis of the pooling of interest accounting method);

          (iv) earnings of any corporation, substantially all the assets of which have been acquired in any manner by any Borrower, realized by such corporation prior to the date of such acquisition;

          (v) net earnings of any business entity (other than a Subsidiary of any Borrower) in which any Borrower has an ownership interest unless such net earnings shall have actually been received by any Borrower in the form of cash distributions;

          (vi) any portion of the net earnings of any Subsidiary of any Borrower which for any reason is unavailable for payment of dividends to any Borrower;

          (vii) the earnings of any Person to which any assets of any Borrower shall have been sold, transferred of disposed of, or into which any Borrower shall have merged, or been a party to any consolidation or other form of reorganization, prior to the date of such transaction;

          (viii) any gain arising from the acquisition of any Securities of any Borrower; and

          (ix)    any gain arising from extraordinary or non-recurring items.

     Adjusted Tangible Assets - all assets except:  (i) any surplus resulting
     ------------------------
from any write-up of assets subsequent to September 30, 1992; (ii) deferred assets, other than prepaid insurance and prepaid taxes; (iii) patents, copyrights, trademarks, trade names, non-compete agreements, franchises and other similar intangibles; (iv) goodwill, including any amounts, however designated on a Consolidated balance sheet of a Person or its Subsidiaries, representing the excess of the purchase price paid for assets or stock over the value assigned thereto on the books of such Person; (v) Restricted Investments;
(vi) unamortized debt discount and expense; (vii) assets located and notes and receivables due from obligors outside of the United States of America; and
(viii) Accounts, notes and other receivables due from Affiliates or employees to the extent that such Accounts, notes and other receivables exceed an aggregate outstanding amount of $ 1,500,000.00.

     Adjusted Tangible Net Worth - at any date means a sum equal to:  (i) the
     ---------------------------
net book value (after deducting depreciation, obsolescence, amortization, valuation, and other proper reserves) at which such Adjusted Tangible Assets of a Person would be shown on a balance sheet at such date in accordance with GAAP, minus (ii) the amount at which such Person's liabilities (other than capital stock and surplus) would be shown on such balance sheet in accordance with GAAP, and including as liabilities all reserves for contingencies and other potential liabilities.

     Affiliate - a Person (other than a Subsidiary):  (i) which directly or
     ---------
indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; (ii) which beneficially owns or holds 25% or more of any class of the Voting Stock of a Person; or (iii) 25% or more of the Voting Stock (or in the case of a Person which is not a corporation, 25% or more of the equity interest) of which is beneficially owned or held by a Person or a Subsidiary of a Person.

     Agreement - the Loan and Security Agreement referred to in the first
     ---------
sentence of this Appendix A, all Exhibits thereto and this Appendix A.

     Aggregate Adjusted Availability - as of any date, an amount equal to (A)
     -------------------------------
the amount of Revolving Credit Loans available to Borrowers hereunder, minus (B) the sum of (i) the unpaid aggregate balance of all Revolving Credit Loans plus the LC

Amount as of such date, plus (ii) all sums due and owing by Borrowers to their trade creditors which sums remain outstanding beyond customary trade terms or special terms granted by such trade creditors.

     Availability - the amount of money which Borrowers are entitled to borrow
     ------------
from time to time as Revolving Credit Loans, such amount being the difference derived when the sum of the principal amount of Revolving Credit Loans then outstanding (including any amounts which Lender may have paid for the account of Borrowers pursuant to any of the Loan Documents and which have not been reimbursed by Borrowers) and the LC Amount is subtracted from the Borrowing Base. If the amount outstanding is equal to or greater than the Borrowing Base, Availability is 0.

     Bank - Fleet National Bank of Connecticut (f/k/a Shawmut Bank of
     ----
Connecticut, N.A.).

     Base Rate - the rate of interest announced or quoted by Bank from time to
     ---------
time as its prime rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers; and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute there for shall be the Base Rate.

     Borrowing Base - as at any date of determination thereof, an amount equal
     --------------
to the lesser of:

          (i)     $50,000,000.00 minus the unpaid principal balance of (a) the
                                 -----
                  Term Loan; (b) the Real Estate Term Loan and (c) the face amount of any LC Guaranty outstanding at such date; or

          (ii)    an amount equal to:

                  (a) ninety percent (90%) of the net amount of Eligible Accounts outstanding at such date, not including UNF's Eligible Accounts due from the New Subsidiaries and Rainbow;

                              PLUS

                  (b) the lesser of (1) $25,000,000.00 or (2) fifty-five percent (55%) of the value of the Eligible Inventory at such date, not including the Eligible Inventory of the New Subsidiaries and Rainbow, consisting of finished goods calculated on the basis of the lower of cost or market with the cost of finished goods calculated on a first-in, first-out basis;

                              PLUS

                  (c)    either (1) seventy-five percent (75%) of the net amount

                         of the UNF's Eligible Accounts due from the New Subsidiaries and Rainbow outstanding at such date; or
                         (2) fifty-five percent (55%) of the value of the Eligible Inventory of the New Subsidiaries and Rainbow at such date, consisting of finished goods calculated on the basis of the lower of cost or market with the cost of finished goods calculated on a first-in, first-out basis;

                              MINUS

                  (d) an amount equal to the face amount of any LC Guaranty outstanding on such date.

               For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Lender's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time.

     Business Day - any day excluding Saturday, Sunday and any day which is a
     ------------
legal holiday under the laws of the State of Connecticut or is a day on which banking institutions located in such state are closed.

     Capital Expenditures - expenditures made or liabilities incurred for the
     --------------------
acquisition of any fixed assets or improvements replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

     Capitalized Lease Obligation - any Indebtedness represented by obligations
     ----------------------------
under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

     Cash Flow - for any period, means Borrowers' Consolidated (i) Adjusted Net
     ---------
Earnings for such fiscal period, (ii) depreciation and amortization expenses for such period, minus (iii) nonfinanced Capital Expenditures for such fiscal
             -----
period, minus (iv) Distributions by Borrowers during such fiscal period, and
        -----
minus (v) any prepayments
- -----
or scheduled payments of principal made by Borrowers during such fiscal period in respect of any Indebtedness, as all such are determined in accordance with GAAP.

     Closing Date - the date on which all of the conditions precedent in Section
     ------------
9 of the Agreement are satisfied and the initial Loan is made or the initial Letter of Credit or LC Guaranty is issued under the Agreement.

     Code - the Uniform Commercial Code as adopted and in force in the State of
     ----
Connecticut, as from time to time in effect.

     Collateral - all of the Property and interests in Property described in
     ----------
Section 5 of the Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

     Consolidated - the consolidation in accordance with GAAP of the accounts or
     ------------
other items as to which such term applies.

     Current Assets - at any date means the amount at which all of the current
     --------------
assets of a Person would be properly classified as current assets shown on a balance sheet at such date in accordance with GAAP except that amounts due from Affiliates and investments in Affiliates shall be excluded therefrom to the extent that such amounts or investments exceed $2,500,000.

     Current Liabilities - at any date means the amount at which all of the
     -------------------
current liabilities of a Person would be properly classified as current liabilities on a balance sheet at such date in accordance with GAAP.

     Default - an event or condition the occurrence of which would, with the
     -------
lapse of time or the giving of notice, or both, become an Event of Default.

     Default Rate - as defined in subsection 2.1.2 of the Agreement.
     ------------

     Distribution - in respect of any corporation means and includes: (i) the
     ------------
payment of any dividends or other distributions on capital stock of the corporation (except distributions in such stock) and (ii) the redemption or acquisition of Securities unless made contemporaneously from the net proceeds of the sale of Securities.

     Eligible Account - an Account arising in the ordinary course of Borrowers'
     ----------------
business from the sale of goods or rendition of services which Lender, in its reasonable credit judgment, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:

          (i) it arises out of a sale made by any Borrower to a Subsidiary (other than the New Subsidiaries or Rainbow) or an Affiliate of any Borrower or to a Person controlled by an Affiliate of any Borrower; or

          (ii) it is due or unpaid more than ninety (90) days after the original invoice date or, in respect of Accounts due from the New Subsidiaries or Rainbow, thirty (30) days after the original invoice date; or

          (iii) fifty percent (50%) or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; or

          (iv) the total unpaid Accounts of the Account Debtor exceed twenty (20%) of the net amount of all Eligible Accounts, to the extent of such excess; or

          (v) any covenant, representation or warranty contained in the Agreement with respect to such Account has been breached; or

          (vi) the Account Debtor is also any Borrower's creditor or supplier, or the Account Debtor has disputed liability with respect to such Account, or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to Borrower, or the Account otherwise is or may become subject to any right of setoff by the Account Debtor; or

          (vii) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be Solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

          (viii) it arises from a sale to an Account Debtor outside the United States, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Lender in its sole discretion; or

          (ix) it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; or

          (x) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless a Borrower assigns its right to payment of such Account to Lender, in a manner satisfactory to Lender, so as to comply with the Assignment of Claims Act of 1940 (31 U.S.C. (S)203 et seq., as amended); or
                   -- ---

          (xi)    the Account is subject to a Lien other than a Permitted Lien;
     or

          (xii) the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by Borrower and accepted by the Account Debtor or the Account otherwise does not represent a final sale; or

          (xiii) the Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment; or

          (xiv) a Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; or

          (xv) a Borrower has made an agreement with the Account Debtor to extend the time of payment thereof.

     Eligible Inventory - such Inventory of Borrowers held for sale (other than
     ------------------
packaging materials and supplies) which Lender, in its reasonable credit judgment, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory if:

          (i) it is not finished goods that is, in Lender's reasonable opinion, readily marketable in its current form; or

          (ii)    it is not in good, new and saleable condition; or

          (iii)   it is slow-moving, obsolete or unmerchantable; or

          (iv) it does not meet all standards imposed by any governmental agency or authority; or

          (v) it does not conform in all respects to the warranties and representations set forth in the Agreement,

          (vi) it is not at all times subject to Lender's duly perfected, first priority security interest and no other Lien except a Permitted Lien; or

          (vii) it is not situated at a location in compliance with the Agreement or is in transit.

     Environmental Laws - all federal, state and local laws, rules, regulations,
     ------------------
ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters.

     Equipment - all machinery, apparatus, equipment, fittings, furniture,
     ---------
fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description used in a Borrower's operations or owned by a Borrower or in which a Borrower has an interest, whether now owned or hereafter acquired by a Borrower and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

     ERISA - the Employee Retirement Income Security Act of 1974, as amended,
     -----
and all rules and regulations from time to time promulgated thereunder.

     Euro-Dollar Rate - with respect to any Euro-Dollar Interest Period, the
     ----------------
rate per annum determined by Lender on the basis of the offered rate for deposits in United States dollars in the London Interbank Euro-Dollar market of amount equal to or comparable to the amount of the Euro-Dollar Loan to which such Euro-Dollar Interest Period relates offered for a term comparable to such Euro-Dollar Interest Period as of 1:00 p.m. Hartford, Connecticut time two (2) Business Days prior to the first day of such Euro-Dollar Interest Period. The Euro-Dollar Rate shall be adjusted to the next higher 1/8th of 1 percent equal to the quotient of (a) the rate set forth in the previous sentence, divided by
(b) a number equal to 1.00 minus the aggregate of the rates (expressed as a
                           -----
decimal) of the reserve requirements current on the day that it is two Business Days prior to the beginning of the Euro-Dollar Interest Period under any regulation promulgated by the Board of Governor of the Federal Reserve System (or any other governmental authority having jurisdiction over Lender) as in effect from time to time, dealing with reserve requirements prescribed for Euro-Dollar funding including any reserve requirements with respect to "Eurocurrency" liabilities having a term approximately equal to or comparable with the Euro-Dollar Interest Period under Regulation D of the Board of Governors of the Federal Reserve System.

     Euro-Dollar Loans - any portion of the Revolving Credit Loans, the Term Loan or Real Estate Term Loan on which Borrower elects pursuant to Section
3.1.1 of this Agreement or the Term Note, respectively, to pay interest during the Euro-Dollar Interest Period at a fixed rate of interest based on the Euro-Dollar Rate.

     Euro-Dollar Interest Period - with respect to each Euro-Dollar Loan, the
     ---------------------------
period commencing on (and including) the date that such Euro-Dollar Loan is made and ending on (but excluding) the numerically corresponding date in the first, third, sixth or twelfth month thereafter, as Borrower may elect in the applicable request for such Euro-Dollar Loan, provided that:

     (i)     any Euro-Dollar Interest Period (other than a Euro-Dollar
Interest period determined pursuant to paragraph (iii) below) which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Euro-Dollar Interest period shall end on the next preceding Business Day;

     (ii) any Euro-Dollar Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph (iii) below, end on the last Business Day of the appropriate subsequent calendar month, and

     (iii) any Euro-Dollar Interest Period which begins before the last day of the Original Term or any Renewal Term, as applicable, and would otherwise end after the last day of the Original Term or such Renewal Term shall end on the last day of the Original Term or such Renewal Term.

     ESOP Notes - those certain promissory notes executed by the Trustees of UNF
     ----------
Employee Stock Ownership Plan in favor of UNF's shareholders in the original principal amount of $4,080,000, each dated November 8, 1988, together with any amendment, extension, replacement or renewal thereof.

     Event of Default - as defined in Section 10.1 of the Agreement.
     ----------------

     GAAP - generally accepted account principles in the United States of
     ----
America in effect from time to time.

     General Intangibles - all personal property of a Borrower (including things
     -------------------
in action) other than goods, Accounts, chattel paper, documents, instruments and money, whether now owned or hereafter created or acquired by a Borrower.

     Guarantors - Food for Thought Natural Foods Market, Inc., Cheese & Stuff,
     ----------
Inc., Health Hut, Inc., and Natureworks, Inc. and any other Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations.

     Guaranty Agreement[s] - the Continuing Guaranty Agreements which are to be
     ---------------------
executed by each Guarantor in form and substance satisfactory to Lender.

     Indebtedness - as applied to a Person means, without duplication
     ------------

          (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations,

          (ii) all obligations of other Persons which such Person has guaranteed,

          (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person, and

          (iv) in the case of the Borrowers (without duplication), the Obligations.

     Inventory - all of Borrowers' inventory, whether now owned or
     ---------
hereafter acquired including, but not limited to, all goods intended for sale or lease by Borrowers, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Borrowers' businesses; and all documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by the Borrowers.

     LC Amount- at any time, the aggregate undrawn face amount of all Letters of
     ---------
Credit and LC Guaranties then outstanding.

     LC Guaranty - any guaranty pursuant to which Lender or any Affiliate of
     -----------
Lender shall guaranty the payment or performance by a Borrower of its reimbursement obligation under any letter of credit.

     Letter of Credit - any letter of credit issued by Lender or any of Lender's
     ----------------
Affiliates for the account of any Borrower.

     Lien - any interest in Property securing an obligation owed to, or a claim
     ----
by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, a Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

     Loan Account - the loan account established on the books of Lender pursuant
     ------------
to Section 3.6 of the Agreement.

     Loan Documents - the Agreement, the Other Agreements and the Security
     --------------
Documents.

     Loans - all loans and advances of any kind made by Lender pursuant to the
     -----
Agreement.

     Merger - shall mean the merger of MPW Acquisition Corporation, a Delaware
     ------
corporation, with and into MPW with MPW as the surviving corporation pursuant to the terms of the Merger Agreements.

     Merger Agreements - shall mean, collectively, the Stock Acquisition
     -----------------
Agreement and Plan of Merger, dated as of December 8, 1995, by and between UNF, MPW Acquisition Corporation a Delaware corporation, Michael S. Funk, Judith A. Funk, individually and as trustees of the Funk Family 1992 Revocable Living Trust and MPW, the Certificate of Merger of MPW Acquisition Corporation and MPW and all related agreements, documents and instruments, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     Money Borrowed - means (i) Indebtedness arising from the lending of money
     --------------
by any Person to a Borrower; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to a Borrower, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Indebtedness of Borrower under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by a Borrower.

     Multiemplover Plan - has the meaning set forth in Section 4001 (a)(3) of
     ------------------
ERISA.

     New Subsidiary - a Subsidiary of UNF which is any of NRG, The Health Hut,
     --------------
Inc., Food for Thought Natural Foods Market, Inc., Cheese & Stuff, Inc., and any other Person which is a retail seller of food products and the assets or business of which NRG or its subsidiaries propose to acquire, whether by stock purchase, asset purchase, merger or otherwise.

     Note Purchase Agreement - that certain Note and Warrant Purchase Agreement
     -----------------------
by and between Borrower and TCLP dated as of November 17, 1993.

     Obligations - all Loans and all other advances, debts, liabilities,
     -----------
obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from any Borrower to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired.

     Original Term - as defined in Section 4.1 of the Agreement.
     -------------

     Other Agreements - any and all agreements, instruments and documents (other
     ----------------
than the Agreement and the Security Documents), heretofore, now or hereafter executed by the Borrowers, any Subsidiary of a Borrower or any other third party and delivered to Lender in respect of the transactions contemplated by the Agreement.

     Overadvance - the amount, if any, by which the outstanding principal amount
     -----------
of Revolving Credit Loans plus the LC Amount exceeds the Borrowing Base.
                          ----

     Participating Lender - each Person who shall be granted the right by Lender
     --------------------
to participate in any of the Loans described in the Agreement and who shall have entered into a participation agreement in form and substance satisfactory to Lender.

     Permitted Liens - any Lien of a kind specified in subsection 8.2.5 of the
     ---------------
Agreement.

     Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of
     -------------------------------------
Borrowers incurred after the date hereof which is secured by a Purchase Money Lien and which, when aggregated with the principal amount of all other such Indebtedness and Capitalized Lease Obligations of Borrowers at the time outstanding, does not exceed $2,250,000.00. For the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of capitalized leases shall be computed as a Capitalized Lease Obligation.

     Person - an individual, partnership, corporation, limited liability
     ------
company, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

     Plan - an employee benefit plan now or hereafter maintained for employees
     ----
of Borrower that is covered by Title IV of ERISA.

     Projections - Borrowers' forecasted Consolidated and consolidating (a)
     -----------
balance sheets, (b) profit and loss statements, (c) cash flow statements, and
(d) capitalization statements, all prepared on a consistent basis with Borrowers' historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

     Property - any interest in any kind of property or asset, whether real,
     --------
personal or mixed, or tangible or intangible.

     Purchase Money Indebtedness - means and includes (i) Indebtedness (other
     ---------------------------
than the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Indebtedness (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

     Purchase Money Lien - a Lien upon fixed assets which secures Purchase Money
     -------------------
Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

     Real Estate Loan - the term loan made to UNF and referred to in Section
     ----------------
1.2.2 hereof.

     Real Estate Term Note - the Real Estate Term Note of UNF dated September 8,
     ---------------------
1995 in the original principal amount of $6,000,000.

     Rentals - as defined in subsection 8.2.12 of the Agreement.
     -------

     Renewal Terms - as defined in Section 4.1 of the Agreement.
     -------------

     Reportable Event - any of the events set forth in Section 4043(b) of ERISA.
     ----------------

     Restricted Investment - any investment made in cash or by delivery of
     ---------------------
 Property to any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, or in any Property except the following:

          (i) investment in one or more Subsidiaries of the Borrowers to the extent existing on the Closing Date or as permitted under Section 8.2.18 hereof;

          (ii)    Property to be used in the ordinary course of business;

          (iii) Current Assets arising from the sale of goods and services in the ordinary course of business of the Borrowers and their Subsidiaries;

          (iv) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof;

          (v) investments in certificates of deposit maturing within one year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $100,000,000; and

          (vi) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof.

     Revolving Credit Loan - a Loan made by Lender as provided in Section 1.1 of
     ---------------------
the Agreement.

     Schedule of Accounts - as defined in subsection 6.2.1 of the Agreement.
     ---------------------

     Security - shall have the same meaning as in Section 2(1) of the Securities
     --------
Act of 1933, as amended.

     Security Documents - the Guaranty Agreement, and all other instruments and
     ------------------
agreements now or at any time hereafter securing the whole or any part of the Obligations.

     Solvent - as to any Person, such Person (i) owns Property whose fair
     -------
saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts), (ii) is able to pay all of its Indebtedness as such Indebtedness matures and (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

     Subordinated Debt - Indebtedness of Borrower that is subordinated to the
     -----------------
Obligations in a manner satisfactory to Lender.

     Subordination Agreements - the following Agreements:  the Note Purchase
     ------------------------
Agreement, the Subordination Agreement dated July 29, 1995 with Prem Mark, Inc. and the Subordination Agreements assigned to Lender by Union Bank with Alaska Ventures, Inc., Associated Corporations, Inc., Charles Lefevre, Twin Pines Cooperative Foundation and Wholesale Foods Co-op.

     Subsidiary - any corporation of which a Person owns, directly or indirectly
     ----------
through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

     TCLP- Triumph - Connecticut Limited Partnership, a Connecticut limited
     ----
partnership having an office at City Place I, 35th Floor, Hartford, Connecticut 06103-3499.

     TCLP Note - That certain promissory note made by Cornucopia Natural Foods,
     ---------
Inc. payable to TCLP dated November 17, 1993.

     Term Loan - the Loan described in subsection 1.2.1 of the Agreement.
     ---------

     Term Note - the Secured Promissory Note to be executed by Borrowers on or
     ---------
about the Closing Date in favor of Lender to evidence the Term Loan, which shall be in the form of Exhibit A to the Agreement.
                  ---------

     Total Credit Facility - $50,000,000.00.
     ---------------------

     Voting Stock - Securities of any class or classes of a corporation the
     ------------
holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

     Working Capital - at any date means Current Assets minus Current
     ---------------
Liabilities.

     Other Terms. All other terms contained in the Agreement shall have,
     -----------
when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

     Certain Matters of Construction. The terms "herein", "hereof" and
     -------------------------------
"hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all modifications thereto and any and all extensions or renewals thereof.

                               LIST OF EXHIBITS
                               ----------------


Exhibit A      Term Note
Exhibit B      Borrowers' and each Subsidiary's Business Locations
Exhibit C      Jurisdictions in which each Borrower and each Subsidiary is
               Authorized to do Business
Exhibit D      Capital Structure of Borrowers
Exhibit E      Corporate Names
Exhibit F      Tax Identification Numbers of Borrowers and Subsidiaries
Exhibit G      Patents, Trademarks, Copyrights and Licenses
Exhibit H      Contracts Restricting Borrowers' Right to Incur Debts
Exhibit I      Litigation
Exhibit J      Capitalized Leases
Exhibit K      Operating Leases
Exhibit L      Pension Plans
Exhibit M      Labor Contracts
Exhibit N      Compliance Certificate
Exhibit 0      Permitted Liens
Exhibit P      Real Property Locations
Exhibit Q      Surety and Guaranty Obligations
Exhibit R      Affiliate Transaction

                                   Exhibit A

                            SECURED PROMISSORY NOTE


$5,000,000.00                                                  February 20, 1996
                                                               Glastonbury,
Connecticut



     FOR VALUE RECEIVED, the undersigned (hereinafter, jointly and severally, the "Borrowers'), hereby promise to pay to the order of FLEET CAPITAL CORPORATION, a Connecticut corporation (hereinafter "Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of $5,000,000.00 together with interest from and after the date hereof on the unpaid principal balance outstanding as set forth herein.

     This Secured Promissory Note (the "Note") is the Term Note referred to in, and is issued pursuant to, that certain Amended and Restated Loan and Security Agreement between Borrowers and Lender dated the date hereof (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

     The unpaid principal (not at the time overdue) under this Note shall bear interest, at the Borrowers' election subject to the terms and conditions of the Loan Agreement, at either a variable rate per annum equal to .25% above the Base Rate, or the Euro-Dollar Rate plus 2.25% for the applicable Euro-Dollar Interest Period selected in accordance with the Loan Agreement. Accrued interest on the unpaid principal under this Note shall be payable as provided below.

     The rate of interest in effect hereunder for Loans bearing interest based upon the Base Rate shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the date that any such change in the Base Rate occurs. Interest shall be computed in the manner provided in subsection 2.2 of the Loan Agreement.

     For so long as no Event of Default shall have occurred the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

     (a) Interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on March 1, 1996, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;

     (b) Principal shall be due and payable monthly commencing on March 1, 1996, and continuing on the first day of each month thereafter to and including the first day of July, 1998, in installments of $59,523.80 each; and

     (c) The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on July 31, 1998.

Notwithstanding the foregoing, the entire unpaid balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

     This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.2.5 of the Loan Agreement. Borrower may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner provided in Section 4 of the Loan Agreement. All computations of interest payable under this Note shall be made by the Lender on the basis of the actual number of days elapsed divided by 360.

     Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies set forth in Section 10 of the Loan Agreement and the unpaid principal outstanding hereunder shall bear interest, payable on demand, at the rate set forth in 2.1.2 of the Loan Agreement.

     Borrower shall pay a late payment fee equal to 5% of the amount of any installment of principal or interest, or both, required hereunder which is received by Lender more than 10 days after the due date thereof.

     Time is of the essence of this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

     Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrowers, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to any Borrower. Each Borrower agrees that, without releasing or impairing Borrowers' liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

     EACH BORROWER HEREBY WAIVES SUCH RIGHTS AS IT MAY HAVE TO NOTICE AND/OR HEARING UNDER ANY APPLICABLE FEDERAL OR STATE LAWS INCLUDING, WITHOUT LIMITATION, CONNECTICUT GENERAL STATUTES SECTIONS 52-278A, ET SEQ., AS AMENDED,
                                                           -------
PERTAINING TO THE EXERCISE BY LENDER OF SUCH RIGHTS AS THE LENDER MAY HAVE INCLUDING, BUT NOT LIMITED TO, THE RIGHT TO SEEK PREJUDGMENT REMEDIES AND/OR DEPRIVE BORROWERS OF OR AFFECT THE USE OF OR POSSESSION OR ENJOYMENT OF BORROWERS' PROPERTY PRIOR TO THE RENDITION OF A FINAL JUDGMENT AGAINST A BORROWER. EACH BORROWER FURTHER WAIVES ANY RIGHT IT MAY HAVE TO REQUIRE LENDER TO PROVIDE A BOND OR OTHER SECURITY AS A PRECONDITION TO OR IN CONNECTION WITH ANY PREJUDGMENT REMEDY SOUGHT BY LENDER.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Connecticut.

     IN WITNESS WHEREOF, each Borrower, jointly and severally, has caused this Note to be duly executed and delivered in Glastonbury, Connecticut, on the date first above written.


ATTEST:                                   UNITED NATURAL FOODS, INC.



/s/ Steven Townsend                       By: /s/ Norman A. Cloutier
- ---------------------------------------      -----------------------------------
Secretary                                 Name: Norman A. Cloutier
                                               ---------------------------------
[CORPORATE SEAL]                          Title: President
                                                --------------------------------

ATTEST:                                   MOUNTAIN PEOPLE'S WAREHOUSE
                                          INCORPORATED


/s/ Michael S. Funk                       By:  /s/ Michael S. Funk
- ---------------------------------------      -----------------------------------
Secretary                                 Name:  Michael S. Funk
                                               ---------------------------------
[CORPORATE SEAL]                          Title: President
                                                --------------------------------


ATTEST:                                   NATURAL RETAIL GROUP, INC.



/s/ Steven Townsend                       By:  /s/ Norman A. Cloutier
- ---------------------------------------      -----------------------------------
Secretary                                 Name:  Norman A. Cloutier
                                               ---------------------------------
[CORPORATE SEAL]                          Title: Chairman
                                                --------------------------------



ATTEST:                                   NUTRASOURCE, INC.



/s/ Michael S. Funk                       By:  /s/ Michael S. Funk
- ---------------------------------------      -----------------------------------
Secretary                                 Name:  Michael S. Funk
                                               ---------------------------------
[CORPORATE SEAL]                          Title: President
                                                --------------------------------


ATTEST:                                   RAINBOW NATURAL FOODS, INC.



/s/ Steven Townsend                       By:  /s/ Norman A. Cloutier
- ---------------------------------------      -----------------------------------
Secretary                                 Name:  Norman A. Cloutier
                                               ---------------------------------
[CORPORATE SEAL]                          Title: President
                                                --------------------------------